Richard G. Satin

Direct Dial 212-973-8060
Direct Fax 212-972-8798

E-mail: rsatin@schnader.com

October 7, 2014

Via EDGAR

United States Securities and Exchange Commission

Division of Corporate Finance

100 F Street, N.E.

Washington, D.C. 20549

Attn: Maryse Mills-Apenteng, Special Counsel

Re:	Dataram Corporation (the “Company”)
Preliminary Proxy Statement on Schedule 14-A
Filed on September 18, 2014
File No. 001-08266

Ladies and Gentlemen:

On behalf of the Company, we are responding to the comments of the staff in their letter dated September 26, 2014 addressed to John H. Freeman, the Company’s Chief Executive Officer, with respect to the Company’s filing of its Preliminary Proxy Statement on Schedule 14A (the “Proxy Statement”).

The Company has replied below on a comment-by-comment basis, with each response following a repetition of the staff’s comment to which it applies (the “Comments”). The responses to the Comments are numbered to relate to the corresponding comments in your letter. Where applicable, the revised pages or sections with the Proxy Statement have been referenced.

Proposal 2 - Approval of the Issuance of more than 20% of the Company’s Issued and Outstanding Common Stock in Certain Offerings, page 7

1.	You have presented multiple matters to be voted upon under a single proposal. Proposal 2 combines at least four separate matters to be voted upon: (1) the issuance of common stock upon the conversion of the Bridge Notes and exercise of the Warrants from the 2014 Bridge Financing, (2) the issuance of Series A Preferred Stock in connection with the Preferred Stock Transaction, (3) the issuance of common stock upon the conversion of the Series A Preferred Stock and the Preferred Stock Warrants from the Preferred Stock Transaction and (4) the terms of the Waiver and Consent between the Company and the Institutional Investors. Exchange Act Rules 14a-4(a)(3) and 14a-4(b)(1) require that you identify clearly each separate matter intended to be acted upon and provide an opportunity to vote on each separate matter presented. Please revise your proxy statement to represent each matter as separate proposals.

United States Securities and Exchange Commission

Division of Corporate Finance

October 7, 2014

Company Response:

Please be advised supplementally that in accordance with Exchange Act Rules 14a-4(a)(3) and 14a-4(b)(a), Proposal 2 of the Proxy Statement has been revised to provide four (4) separate matters to be voted upon: (1) the issuance of common stock upon the conversion of the Bridge Notes and exercise of the warrants from the 2014 Bridge Financing, (2) the issuance of Series A Preferred Stock in connection with the Preferred Stock Transaction, (3) the issuance of common stock upon the conversion of the Series A Preferred Stock and the Preferred Stock warrants from the Preferred Stock Transaction, and (4) the terms of the waiver and consent between the Company and the Institutional Investors.

2.	In revising your proxy statement to unbundle the separate proposals, please note that to the extent approval of one proposal, such as the issuance of the Series A Preferred Stock, is contingent on the approval of another proposal, such as the authorization of preferred stock, this should be clearly disclosed. Also disclose any consequences to you in the event you fail to obtain shareholder approval. In addition, include a revised form of proxy that allows shareholders to vote separately on each proposal. See Question 101.02 of the Staff’s Compliance and Disclosure Interpretations regarding Exchange Act Rule 14a-4(a)(3).

Company Response:

Please be advised supplementally, that the Proxy Statement has been revised to disclose how each of the unbundled proposals are contingent upon the other proposals being approved by the shareholders, and the consequences to the Company in the event that we do not obtain shareholder approval. In addition, we have revised the form of proxy allowing shareholders to vote separately on each proposal.

Series A Preferred Stock, page 8

3.	You state here that proposal 4 seeks approval for the authority to issue 1,200,000 shares of preferred stock. However, proposal 4 seeks approval for authority to issue up to 5,000,000 shares of preferred stock. Please revise to address this discrepancy.

United States Securities and Exchange Commission

Division of Corporate Finance

October 7, 2014

Company Response:

Please be advised supplementally, that Proposal 4 seeks approval of 5,000,000 shares of a blanket preferred stock, of which 1,300,000 shares will be designated as Series A Preferred Stock. The certificate of rights designation and privileges of the Series A Preferred Stock is attached to the Proxy Statement as an exhibit.

Proposal 3 - Approval Of An Amendment To Outstanding Warrants To Reduce The Exercise Price, page 12

4.	You state that the descriptions of the warrants “do not purport to be complete” and qualify the descriptions by referring to the exhibits filed with the SEC, including specific Forms 8-K. You include a similar qualification of your description of the securities purchase agreement. Please revise your disclosure to provide a materially complete description of both the warrants and the securities purchase agreement.

Company Response:

Please be advised supplementally, that the Proxy Statement has been revised to disclose a materially complete description of both the warrants and the securities purchase agreement.

Proposal 4 - Approval of an Amendment to the Certificate of Incorporation to Provide Authority to Issue Preferred Stock, page 14

5.	Your disclosure in this proposal is unclear as to whether you are seeking approval solely for the issuance of 5,000,000 shares of preferred stock or whether you are seeking approval for the creation of 5,000,000 shares of authorized preferred stock with 1,300,000 of those shares designated as Series A Preferred Stock. Please revise to clarify your intent under this proposal. In this regard, tell us whether you presently have any plans, proposals or arrangements to issue any shares of preferred stock, other than in connection with the Preferred Stock Transaction currently addressed in proposal 2. If not, please state that you have no such plans, proposals, or arrangements, written or otherwise, at this time to issue the newly authorized shares of preferred stock other than in connection with the Preferred Stock Transaction.

United States Securities and Exchange Commission

Division of Corporate Finance

October 7, 2014

Company Response:

Please be advised supplementally that the disclosure has been clarified to reflect that we are seeking approval for the creation of 5,000,000 shares of authorized preferred stock with 1,300,000 of those shares designated as Series A Preferred Stock. In addition, the disclosure has been revised to state that the Company has no plans, proposals, or arrangements, written or otherwise, at this time to issue the newly authorized shares of preferred stock other than in connection with the Preferred Stock Transaction.

Proposal 6 - Approval of the 2014 Equity Incentive Plan, Page 17

6.	Please disclose whether there are any current plans to make specific grants or awards under the 2014 Equity Incentive Plan. If so, please include the New Plan Benefits table or tell us why you do not believe that the table is required. Refer to Item 10(a)(2) of Schedule 14A. If there are no current plans to make specific awards under the Plan or the benefits or amounts are not determinable, please revise your disclosure to provide a statement to that effect.

Company Response:

Please be advised supplementally that the disclosure has been revised to reflect that the Company has no current plans to make specific awards under the 2014 Equity Incentive Plan. It is also noted that the Proxy Statement does not include a “New Plan Benefits” table, as such benefits or amounts are not determinable at this time.

On behalf of the Company, we acknowledge that:

•	the Company is responsible for the adequacy and accuracy of the disclosure in the filing;
•	staff comments or changes to disclosure in response to staff comment do not foreclose the Commission from taking any action with respect to the filing; and

United States Securities and Exchange Commission

Division of Corporate Finance

October 7, 2014

•	the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Very truly yours,

/s/ Richard G. Satin

Richard G. Satin

SCHNADER HARRISON SEGAL & LEWIS LLP

RGS:jc

cc: John H. Freeman

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

DATARAM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)	Title of each class of securities to which transaction applies:

__________________________________________________________

2)	Aggregate number of securities to which transaction applies:

__________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________

4)	Proposed maximum aggregate value of transaction:

__________________________________________________________

5)	Total fee paid:

__________________________________________________________

☐	Fee paid previously with preliminary materials
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

__________________________________________________________

(2)     Form, Schedule or Registration Statement No.:

__________________________________________________________

(3)     Filing Party:

__________________________________________________________

(4)     Date Filed:

__________________________________________________________

DATARAM CORPORATION

A New Jersey Corporation

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on October 29, 2014 at 2:00 P.M.

TO THE SHAREHOLDERS OF DATARAM CORPORATION:

The Annual Meeting of the Shareholders of DATARAM CORPORATION (the “Company”) will be held at the Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey 08540, on Wednesday, October 29, 2014, at 2:00 p.m., for the following purposes:

(1)	To elect five (5) directors of the Company to serve until the next succeeding Annual Meeting of Shareholders and until their successors have been elected and have been qualified.
(2)	To approve an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock.
(3)	To approve an amendment to the Certificate of Incorporation to designate 1,300,000 shares of preferred stock as Series A Preferred Stock, as more particularly described in Proposal 3.
(4)	To authorize the issuance of securities in the 2014 Bridge Financing Transaction in accordance with NASDAQ Marketplace Rule 5635 as more particularly described in Proposal 4.
(5)	To authorize the issuance of 1,300,000 shares of Series A Preferred Stock in the Preferred Stock Transaction.
(6)	To authorize the issuance of securities in the Preferred Stock Transaction in accordance with NASDAQ Marketplace Rule 5635 as more particularly described in Proposal 5.
(7)	To approve a Waiver and Consent Agreement in connection with the Preferred Stock Transaction, as more particularly described in Proposal 6.
(8)	To approve an amendment to reduce the exercise price of 485,775 outstanding warrants exercisable between $3.50 and $13.56 to a range between $2.50 and $3.49, to be determined in the discretion of our Board of Directors depending on market conditions.
(9)	To approve an amendment to the Certificate of Incorporation to change the par value of the Company’s common stock from $1.00 per share to $0.01 per share.
(10)	To approve the 2014 Dataram Corporation Equity Incentive Plan (the “2014 Plan”), including the reservation of 250,000 shares of common stock for issuance thereunder.
(11)	To conduct an advisory vote to approve the compensation of our Named Executive Officers.
(12)	To ratify the selection of CohnReznick LLP as the independent certified public accountants of the Company for the fiscal year ending April 30, 2015.
(13)	To transact such other business as may properly come before the meeting or any adjournments.

The Board of Directors has fixed the close of business on Friday, September 12, 2014 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of all shareholders will be available for inspection at the Annual Meeting, and during normal business hours at least ten days prior thereto, at our principal executive offices, which are located at 777 Alexander Road, Suite 100, Princeton New Jersey 08540.

Your vote is important. We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed with this notice (i) our Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended April 31, 2014; and (ii) a Proxy Statement.

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE POSTAGE PRE-PAID ENCLOSED ENVELOPE.

By order of the Board of Directors

Marc P. Palker, Secretary

October ___, 2014

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on oCTOBER 29, 2014

The Notice of Annual Meeting of Shareholders, our Proxy Statement and our Annual Report to Shareholders for the fiscal year ended April 30, 2014 are available at:

http://www. Dataram.com

DATARAM CORPORATION

777 ALEXANDER ROAD, SUITE 100

PRINCETON, NEW JERSEY 08540

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD October 29, 2014

SOLICITATION OF PROXIES

Purpose, Place, Date and Time

This proxy statement is furnished to shareholders of Dataram Corporation, a New Jersey corporation, in connection with the solicitation of proxies by the Board of Directors (our “Board”) for use at the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Hyatt Regency Princeton, 102 Carnegie Center, Princeton, New Jersey 08540, on Wednesday, October 29, 2014, at 2:00 p.m., Eastern Time, including any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Expenses of Solicitation

We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our shareholders in connection with the Annual Meeting. In addition to this solicitation by mail, our directors, officers and other employees may solicit proxies by use of mail, telephone, facsimile, electronic means, in person or otherwise. These persons will not receive any additional compensation for assisting in the solicitation but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. We have retained American Stock Transfer and Trust Company, Georgeson, Inc., and Broadridge Financial Solutions to aid in the distribution of proxy materials and to provide voting and tabulation services for the Annual Meeting. For these services, we will pay total fees of approximately $30,000. In addition, we will reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock.

Sharing the Same Last Name and Address

We are sending only one copy of our Annual Report to Shareholders and our proxy statement to shareholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you received a householded mailing this year and you would like to have additional copies of our Annual Report to Shareholders and our proxy statement mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to our Corporate Secretary at Dataram Corporation, P.O. Box 7528, Princeton, New Jersey 08543-7528 or call us at 609-799-0071. You may also contact us in the same manner if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

VOTING OF SECURITIES

Record Date; Shareholders Entitled to Vote

At the close of business on September 12, 2014, the record date (the “Record Date”) for the determination of shareholders entitled to vote at the Annual Meeting, we had outstanding 2,410,512 shares of common stock, par value $1.00 per share. The holders of our common stock are entitled to one vote for each share held on the Record Date.

Quorum

In order to carry on the business of the Annual Meeting, a quorum must be present. A quorum requires the presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions occur when shareholders are present at the Annual Meeting but choose to withhold their vote for any of the matters upon which the shareholders are voting. “Broker non-votes” occur when other holders of record (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners before the Annual Meeting and do not have discretionary authority to vote those shares if they do not receive timely instructions from the beneficial owners. At the Annual Meeting, brokers will not have discretionary authority to vote on Proposal 1 (election of directors), Proposal 2 (amendment to Certificate of Incorporation authorizing the issuance of up to 5,000,000 shares of preferred stock), Proposal 3 (approval of an amendment to the Certificate of Incorporation to designate 1,300,000 shares of preferred stock as Series A Preferred Stock), Proposal 4 (issuance of securities in the 2014 Bridge Financing Transaction in accordance with NASDAQ Marketplace Rule 5635 as more particularly described in Proposal 4), Proposal 5 (issuance 1,300,000 shares of Series A Preferred Stock in the Preferred Stock Transaction), Proposal 6 (issuance of securities in the Preferred Stock Transaction in accordance with NASDAQ Marketplace Rule 5635, as more particularly described in Proposal 6); Proposal 7 (approval of the Waiver and Consent Agreement in connection with the Preferred Stock Transaction), Proposal 8 (amendment to warrants), Proposal 9 (amendment to the Certificate of Incorporation to change par value), Proposal 10 (approval of the 2014 Plan), Proposal 11 (advisory vote to approve the compensation of our Named Executive Officers) in the absence of timely instructions from the beneficial owners; however, brokers will have discretionary authority to vote on Proposal 12 (ratification of the appointment of our independent registered public accounting firm). As a consequence, there will be no broker non-votes with regard to Proposal 12.

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You may vote “FOR” or “WITHHOLD AUTHORITY” for each director nominee. If you vote “WITHHOLD AUTHORITY,” your vote will be counted for purposes of determining the presence or absence of a quorum but will have no legal effect on the election of directors under New Jersey law.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to approve an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock. In the approval to amend the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock, abstentions will have the same effect as a vote “against” this proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to approve an amendment to the Certificate of Incorporation to designate 1,300,000 shares of Preferred Stock as Series A Preferred Stock as more particularly described in Proposal 3. In the approval to amend the Certificate of Incorporation to designate 1,300,000 shares of preferred stock as more particularly described in Proposal 3, abstentions will have the same effect as a vote “against” this proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to authorize the issuance of securities in the 2014 Bridge Financing in accordance with NASDAQ Marketplace Rule 5635 as more particularly described in Proposal 4. In the approval to authorize the issuance of securities in accordance with NASDAQ Marketplace Rule 5635 as more particularly described in Proposal 4, abstentions will have the same effect as a vote “against” this proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to authorize the issuance of 1,300,000 shares of Series A Preferred Stock in the Preferred Stock Transaction. In the approval to authorize the issuance of 1,300,000 shares of Series A Preferred Stock, abstentions will have the same effect as a vote “against” this proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to authorize the issuance of securities in the Preferred Stock Transaction in accordance with NASDAQ Marketplace Rule 5635 as more particularly described in Proposal 6. In the approval to authorize the issuance of securities in accordance with NASDAQ Marketplace Rule 5635 as more particularly described in Proposal 6, abstentions will have the same effect as a vote “against” this proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to approve a Waiver and Consent Agreement in connection with the Preferred Stock Transaction as more particularly described in Proposal 7. In the approval of a Waiver and Consent in connection with the Preferred Stock Transaction as more particularly described in Proposal 7, abstentions will have the same effect as a vote “against” this proposal.

3

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to approve an amendment to 485,775 outstanding warrants exercisable between $3.50 and $13.56 to reduce the exercise price thereof to a range between $2.50 and $3.49. In the approval to amend the 485,775 warrants to reduce the exercise price thereof to a range between $2.50 and $3.49, abstentions will have the same effect as a vote “against” this proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to approve an amendment to the Certificate of Incorporation to change the par value of the Company’s common stock from $1.00 per share to $0.01 per share. In the approval to amend the Certificate of Incorporation to change the value of the Company’s common stock from $1.00 per share to $0.01 per share, abstentions will have the same effect as a vote “against” this proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to approve the 2014 Plan, including the reservation of 250,000 shares of common stock for issuance thereunder. In the approval of the 2014 Plan, including the reservation of 250,000 shares of common stock for issuance thereunder, abstentions will have the same effect as a vote “against” this proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to approve, on an advisory basis, the compensation of our Named Executive Officers. In the approval, on an advisory basis, of the compensation of our Named Executive Officers, abstentions will have the same effect as a vote “against” approval. Broker non-votes will have no effect on the outcome of the vote.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to ratify the selection of our independent registered public accounting firm. In the ratification of the appointment of our independent registered public accounting firm, abstentions will have the same effect as a vote “against” ratification.

Methods of Voting

If you are a shareholder of record, you may vote by mailing a completed proxy card or in person at the Annual Meeting.

If you are a street name holder (meaning that your shares are held in a brokerage account by a bank, broker or other nominee), you may direct your broker or nominee how to vote your shares; however, you may not vote in person at the Annual Meeting unless you have obtained a signed proxy from the record holder giving you the right to vote your beneficially owned shares.

Vote Required

The election of directors will require a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the Annual Meeting. The proposal to approve an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock, the proposal to approve an amendment to the Certificate of Incorporation designating 1,300,000 shares of preferred stock as Series A Preferred Stock as more particularly described in Proposal 3, the proposal to authorize the issuance of securities in the 2014 Bridge Financing Transaction in accordance with NASDAQ Marketplace Rule 5635 as more particularly described in Proposal 4, the proposal to authorize issuance of 1,300,000 shares of Series A Preferred Stock in the Preferred Stock Transaction, the proposal to authorize the issuance of securities in the Preferred Stock Transaction as more particularly described in Proposal 6, the proposal to approve a Waiver and Consent Agreement in connection with the Preferred Stock Transaction, as more particularly described in Proposal 7, the proposal to approve an amendment to 485,775 outstanding warrants to reduce the exercise price thereof to a range between $2.50 and $3.49, the proposal to approve an amendment to the Certificate of Incorporation to change the par value of the Company’s common stock, the proposal to approve the 2014 Plan, including the reservation of 250,000 shares of common stock for issuance thereunder, the proposal to approve, on an advisory basis, the compensation of our Named Executive Officers and the proposal to ratify selection of the independent registered public accounting firm will require the affirmative vote of the holders of a majority of the shares of common stock of the Company present in person or by proxy at the Annual Meeting.

4

Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR:

(1)	the election of each individual nominated for election as directors;
(2)	the approval of an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock;
(3)	the approval to an amendment to the Certificate of Incorporation to designate 1,300,000 shares of Preferred Stock as Series A Preferred Stock;
(4)	the approval of the issuance of securities in the 2014 Bridge Financing Transaction in accordance with NASDAQ Marketplace Rule 5635 as more particularly described in Proposal 4;
(5)	the approval of the issuance of 1,300,000 shares of Series A Preferred Stock in the Preferred Stock Transaction;
(6)	the approval of the issuance of securities in the Preferred Stock Transaction in accordance with NASDAQ Marketplace Rule 5635 as more particularly described in Proposal 6;
(7)	the approval of a Waiver and Consent Agreement in connection with the Preferred Stock Transaction as more particularly described in Proposal 7;
(8)	the approval of an amendment to 485,775 outstanding warrants to reduce the exercise price thereof to a range between $2.50 and $3.49;
(9)	the approval of an amendment to the Certificate of Incorporation to change par value of the Company’s common stock from $1.00 per share to $0.01 per share;
(10)	the approval of the 2014 Plan, including the reservation of 250,000 shares of common stock for issuance thereunder;
(11)	the approval, on an advisory basis, of the compensation of our Named Executive Officers;
(12)	the ratification of the Audit Committee’s selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2015; and
(13)	as recommended by our Board with regard to any other matters that properly come before the Annual Meeting, or if no recommendation is given, at the discretion of the appointed proxies.

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Revocation of Proxies

If you are a registered shareholder (meaning your shares are registered directly in your name with our transfer agent) you may revoke your proxy at any time prior to the vote tabulation at the Annual Meeting by: (1) sending in an executed proxy card with a later date, (2) sending a written notice of revocation by mail to our Corporate Secretary at Dataram Corporation, P.O. Box 7528, Princeton, New Jersey 08543-7528 marked “Proxy Information Enclosed, Attention: Corporate Secretary,” or (3) attending and voting in person by completing a ballot at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a completed and delivered proxy card.

If you are a street name shareholder and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or nominee in accordance with that entity’s procedures.

6

DIRECTORS COMPENSATION

The following table sets forth information concerning non-employee director compensation during the fiscal year ended April 30, 2014:

Name	Fees Earned(1)	Option Awards	All Other	Total
Thomas A. Majewski(2)	$34,667	0	0	$34,668
Roger C. Cady(3)	$22,000	0	0	$22,000
Rose Ann Giordano(2)	$24,000	0	0	$24,000
Michael E. Markulec(4)	$10,000	0	0	$10,000

_______________

(1)	All directors’ fees, except for option awards, are paid in cash in the year earned. Directors who are not employees of the Company received a quarterly payment of $6,000. During fiscal 2014, no options were issued to directors of the Company.
(2)	Mr. Majewski and Ms. Giordano have agreed not to stand for re-election to the Board of Directors in connection with the Preferred Stock Transaction. (as more particularly described in Proposal No. 2 – To authorize the issuance of securities in certain offerings in accordance with NASDAQ Marketplace Rule 5635.)
(3)	Effective December 16, 2013, Mr. Cady retired from the Company’s Board of Directors.
(4)	Effective December 16, 2013, Mr. Markulec was appointed to the Company’s Board of Directors.

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PROPOSAL 1 - ELECTION OF DIRECTORS

Five (5) directors will be elected at the Annual Meeting of Shareholders by the vote of a plurality of the shares of common stock represented at such meeting. Two of our current directors, Thomas A. Majewski and Rose Ann Giordano, have agreed not to seek re-election to the Board of Directors, in connection with the proposed Preferred Stock Transaction (as more particularly described in Proposal 6 – To authorize the issuance of securities in connection with the Preferred Stock Transaction in accordance with NASDAQ Marketplace Rule 5635). Under the terms of the Preferred Stock Transaction, the Isaac Capital Group LLC (“Isaac Capital”) was provided with the right to nominate two (2) directors, and Alpha Capital Anstalt (“Alpha Capital”) was provided with the right to nominate one (1) director to the Board of Directors. Alpha Capital’s right to nominate a director expires after this Annual meeting. Isaac Capital’s right to nominate two (2) directors of the Company’s Board of Directors shall continue until such time that it no longer beneficially owns at least 20% of the Company’s common stock (including securities convertible or exercisable into shares of common stock); provided, however, that if Isaac Capital beneficially owns less than 20% but more than 5% of the Company’s common stock (including securities convertible or exercisable into shares of common stock), it shall continue to have the right to appoint one (1) director to the Company’s Board of Directors. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the five (5) persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

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NOMINEES FOR DIRECTOR

The term of office for each director will expire at the next Annual Meeting of Shareholders and when the director’s successor shall have been elected and duly qualified. Messrs. Freeman and Markulec are members of the present Board of Directors.

Name of Nominee	Age
Richard D. Butler, Jr.(1)	65
John H. Freeman	65
Jon Isaac(1)	31
Michael E. Markulec	49
David A. Moylan(2)	47

Nominees Biographies

Richard D. Butler, Jr., is Chairman of the Corporate Governance and Nominating Committee and has served as a member of the Audit Committee of Livedeal, Inc. since August 2006 (including YP.com from 2006-2007). Livedeal, Inc., is a publicly traded NASDAQ company providing specialized online marketing solutions to small-to-medium sized local business that boost customer awareness and merchant visibility. Mr. Butler is a veteran savings and loan and mortgage banking executive, co-founder and major shareholder of Aspen Healthcare, Inc., and Ref-Razzer Corporation, former Chief Executive Officer of Mt. Whitney Savings Bank, Chief Executive Officer of First Federal mortgage Bank, Chief Executive Officer of Trafalgar Mortgage, and Executive Officer and Member of the President’s Advisory Committee at State Savings & Loan Associate (peak assets $14 billion) and American Savings & Loan Association (NYSE: FCA; peak assets $34 billion). Mr. Butler attending Bowling Green University in Ohio, San Joaquin Delta College in California, and Southern Oregon State College. Our Board believes that Mr. Butler’s extensive experience in executive level financial and management roles enables him to provide critical insight and expertise in financial, operating and strategic matters which impact our Company, thus enabling him to effectively serve as a director.

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(1)	A nominee of The Isaac Capital Group. Election to our Board of Directors is subject to completion of the Preferred Stock Transaction, which requires our shareholders to approve Proposal 2 – an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock; Proposal 3 – an amendment to the Certificate of Incorporation designating 1,300,000 shares of preferred stock as Series A Preferred Stock; Proposal 4 – authorizing the issuance of securities in the 2014 Bridge Facility Transaction; Proposal 5 – authorizing the issuance of securities in the Preferred Stock Transaction; and Proposal 6 – approving a Waiver and Consent Agreement in connection with the Preferred Stock Transaction.
(2)	A nominee of Alpha Capital Anstalt. Election to our Board of Directors is subject to completion of the Preferred Stock Transaction, , which requires our shareholders to approve Proposal 2 – an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock; Proposal 3 – an amendment to the Certificate of Incorporation designating 1,300,000 shares of preferred stock as Series A Preferred Stock; Proposal 4 – authorizing the issuance of securities in the 2014 Bridge Facility Transaction; Proposal 5 – authorizing the issuance of securities in the Preferred Stock Transaction; and Proposal 6 – approving a Waiver and Consent Agreement in connection with the Preferred Stock Transaction.

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John H. Freeman is President and Chief Executive Officer of the Company since May 2008. Prior to this Mr. Freeman was an independent consultant specializing in corporate sales, marketing and operations consulting since December 2006. Prior to that and since September 2004 he served as the Chief Operating Officer at Taratec Development Corporation, a life sciences consulting company. Prior to that, and for more than five years, he was responsible for leading IBM’s worldwide sales, marketing, and business planning for Pharmaceutical, Medical Device, and Life Sciences clients. This included IBM product sales of hardware, software, services and financing. Mr. Freeman has 30 years of executive sales and operations management experience with IBM. Mr. Freeman is a graduate of Pennsylvania State University with an M.S. in Computer Science and holds a B.A. in Mathematics from Syracuse University. Mr. Freeman has been a director since 2005. Mr. Freeman brings to the Board extensive executive, marketing and technical experience, with a decades-long track record in the computer technology industry.

Jon Isaac has served as a director of Livedeal, Inc. since December 2011, becoming its President and Chief Executive Officer in January 2012. Livedeal, Inc., is a publicly traded NASDAQ company, providing specialized online marketing solutions to small-to-medium sized local business that boost customer awareness and merchant visibility. Mr. Isaac is also the founder of The Isaac Organization, a privately-held investment company, where he has closed a variety of multi-faceted real estate transactions and helped public companies implement turnarounds and raise capital. Mr. Isaac studied Economics and Finance at the University of Ottawa, Canada. Our Board believes that Mr. Isaac’s experience in the technology industry and in raising capital allows him to provide guidance to our Board on the strategic challenges and opportunities of our Company, thus enabling him to effectively serve as a director.

Michael E. Markulec has held various executive positions at Lumeta Corporation for the past 13 years, including the past three 3 years as President and Chief Executive Officer, and the 10 years prior thereto as Chief Operating Officer. Lumeta Corporation, a manufacturer of the IPsonar product suite, is one of the most widely deployed real-time network discovery solutions for large enterprises and governments. Mr. Markulec received a Bachelor of Science-Mechanical Engineering from Norwich University and a Masters of Business Administration from Duke University-Fuqua School of Business, and served as an Engineer Officer of the United States Army prior to his business career. Mr. Markulec has received many accreditations and awards for his accomplishments at Lumeta Corporation and is a frequent speaker and presenter on a variety of networking and security topics. Mr. Markulec brings to the Board extensive business and management experience focusing on engineering and technology fields.

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David A. Moylan has been a Partner at, and the Chief Operating Officer of, Yenni Capital, Inc., a private equity firm, since 2013. Previously, Mr. Moylan was a Managing Director with the Corporate Executive Board (“CEB”), the world’s leading member-based advisory company, from 2010 to 2012. At CEB, Mr. Moylan held several executive roles which addressed critical business challenges. As a General manager, he led the three-way global integration of Valtera with CLC Genesee and CEB’s core businesses across all functional areas; as President and CEO of Toolbox.com, he drove the successful turnaround of the business, returning it to profitability and spearheaded its successful divestiture. From 2008 through 2010, Mr. Moylan served as Vice President and Division COO for the Global Client Development Division at LexisNexis where he led operations and customer experience efforts and managed the Consulting and Training Services business. He also built a digital agency that delivered on-line marketing solutions to more than 13,000 customers and generated more than $40 million in annual revenue. In 2007, he was CEO of BK Global Ltd where he oversaw the grown of the business and its merger with another entity. From 2003 through 2007 he was an Executive Director at America Online (“AOL”) where he led numerous cross-functional efforts that planned and delivered web and client-based technology products to consumers. Prior to AOL, Mr. Moylan was a consultant with PricewaterhouseCoopers LLP (“PwC”) and at A.T. Kearney, helping companies across multiple industries and continents grow their businesses and transform their business models. He is a former U.S. Army officer who served with the 101st Airborne Division (Air Assault), a graduate of the University of Vermont, and holds an MSIA (MBA) from Carnegie Mellon’s business school. Mr. Moylan has been nominated to the Board because of his broad knowledge and operating experience in the technology and services industries, global management experience in business-to-business operating companies, financial and operating acumen, and expertise in evaluating growth and operational improvement initiatives.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

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PROPOSAL 2 – APPROVAL OF AN AMENDMENT TO THE

CERTIFICATE OF INCORPORATION TO PROVIDE AUTHORITY

TO ISSUE 5,000,000 SHARES OF PREFERRED STOCK

In order to complete the Preferred Stock Transaction (see Proposal No. 6 – To authorize the issuance of securities in the Preferred Stock Transaction), the Board has approved an amendment to the Certificate of Incorporation (the “Preferred Stock Amendment”) to provide authority to issue up to 5,000,000 shares of preferred stock and has directed that the Preferred Stock Amendment be submitted to shareholders for approval.  The proposed amendment to the Certificate of Incorporation is attached as “Exhibit A.” The Board has approved the Preferred Stock Amendment in order to provide the Company with capital raising and financing flexibility. Currently, we are not authorized to issue any shares of preferred stock.  Our shareholders are not entitled to preemptive rights with respect to the authorization of preferred stock pursuant to the Preferred Stock Amendment. The Board proposes and recommends authorizing shares of preferred stock, and giving the Board the authority to establish, from time to time, classes or series of preferred stock and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any series of preferred stock, including dividend rates and preferences, conversion provisions, voting rights, redemption provisions, liquidation rights and preferences, preemption rights, maturity dates and other matters.

The Board has determined that the authorization of the preferred stock is desirable and in the shareholders’ best interest because it will provide the Company with the flexibility to consider and respond to future business needs and opportunities as they arise from time to time, including in connection with capital raising, financing and pursuing other transactions or opportunities, including the Preferred Stock Transaction. We are continually evaluating our financial position and analyzing the possible benefits of issuing additional securities. In doing so, the Company will have more flexibility in repaying indebtedness, furthering our capital management strategy and strengthening our balance sheet.

Providing the Preferred Stock Amendment is approved, we are also seeking approval from our shareholders a proposal to designate 1,300,000 shares of preferred stock as Series A Preferred Stock (see Proposal 3 – To approve an amendment to the Certificate of Incorporation to designate 1,300,000 shares of preferred stock as Series A Preferred Stock). At this time the Company has no plans or proposals, written or otherwise, to issue newly authorized shares of preferred stock other than in connection with the Preferred Stock Transaction.

Except as may be required by law or NASDAQ rules, no further shareholder approval would be required prior to the issuance of shares of preferred stock. To the extent that shares of preferred stock are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The effects of the issuance of preferred stock upon holders of our common stock may include, among other things: (1) a preference in the payment of dividends to holders of preferred stock, which may restrict our ability to declare dividends on our common stock; (2) dilution of voting power if holders of preferred stock are given voting rights; (3) dilution of equity interests and voting power if the preferred stock is convertible, and converted into, common stock; or (4) a preference in payments upon liquidation to holders of preferred stock, which may limit liquidation payments on our common stock.

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The Preferred Stock Amendment has been prompted by business and financial considerations. The Board represents that, if the Preferred Stock Amendment is approved, it will not, without prior shareholder approval, approve the issuance or use of any of the preferred stock for any defensive or anti-takeover purpose. Within these limits, as well as others imposed by applicable law and NASDAQ rules, the Board may approve the issuance or use of preferred stock for capital raising, financing and pursuing other attractive business opportunities.

If our shareholders do not approve the Preferred Stock Amendment, there will be an immediate impact on the Company.  Failure to approve the Preferred Stock Amendment will prevent the Company from consummating the Preferred Stock Transaction, limit our future options with respect to capital raising and financing transactions, and could result in the delisting of the Company’s common stock on the NASDAQ Stock Market and have a materially adverse effect on the Company’s ability to operate the business.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE AUTHORITY TO ISSUE PREFERRED STOCK.

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PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO
THE CERTIFICATE OF INCORPORATION TO DESIGNATE 1,300,000 SHARES OF PREFERRED STOCK AS SERIES A PREFERRED STOCK

Provided that our shareholders approve Proposal 2 - to amend our Certificate of Incorporation to authorize the issuance up to 5,000,000 shares of preferred stock, we are asking our shareholders to approve the designation of 1,300,000 shares of the authorized 5,000,000 shares of preferred stock as Series A Preferred Stock.

Pursuant to the terms of the Preferred Stock Transaction (see Proposal 5 – To authorize the issuance of securities in the Preferred Stock Transaction), the Board of Directors has approved the designation of 1,300,000 shares as Series A Preferred Stock. The complete terms of the Series A Preferred Stock are included in the proposed Amendment to the Certificate of Incorporation attached as Exhibit B. The Series A Preferred Stock includes the following rights, designations, and privileges:

• Dividends in Kind. Holders of Series A Stock shall be entitled to receive preferential cumulative dividends at the rate of 8% per annum (equivalent to a fixed annual amount of $0.40 per share) of the stated value of $5.00, payable in arrears, in shares of the Company’s common stock. The common stock to be issued shall be valued at the volume weighted average price of the common stock over the ten (10) consecutive trading days ended on the second trading day immediately preceding the payment date.

• Liquidation Preference. Holders of Series A Stock are entitled to a liquidation preference of $5.00 per share in cash or property, plus an amount equal to any accrued and unpaid dividends to the date of payment before any distribution of assets is made to holders of the Company’s common stock or any other class or series of capital stock that ranks junior to the Series A Stock as to liquidation rights.

• Redemption. The Series A Stock may not be redeemed by the Company and shall have no stated maturity or be subject to any sinking fund.

• Voting Rights.

(a) Negative Covenants. So long as any shares of Series A Stock remain outstanding, the Company will not, without a affirmative vote or consent of the holders of Series A Stock entitled to cast at least ninety percent (90%) of the votes entitled to be cast by the holders of the Series A Stock, given in person or by proxy, either in writing or at a meeting (voting separately as a class):

o	Amend, alter, or repeal the provisions of the Company’s Certificate of Incorporation, Bylaws or Certificate of Designations, whether by merger, consolidation, or otherwise;
o	Authorize, create, or issue any class or series of capital stock or rights to subscribe to or acquire any class or series of capital stock or any class or series of capital stock convertible into any class or series of capital stock, in each case rating senior or pari passu to the Series A Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, or reclassifying any shares or capital stock into any such shares;
o	Increase the authorized amount of any class or series of capital stock of the Company;
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o	Authorize the payment of any dividends or distributions on any class or series of capital stock other than those dividends to which holders of Series A Stock are entitled to;
o	Redeem or repurchase any shares of Common Stock or preferred stock except purchases at cost upon termination of services of an employee of, or consultant to, the Company or pursuant to the exercise by the Company of contractual rights of first refusal over any such shares;
o	Consummate any liquidation, dissolution or winding up of the Company;
o	Increase or decrease the size of the Company’s Board of Directors; or
o	Take any other action that may result in any adverse change to the rights, preferences, and privileges of the holders of Series A Stock.

(b) Board of Directors. Except as set forth in Voting Rights above, holders will be entitled to voting rights on an as-converted to Common Stock basis; provided, however, that, solely for the purposes of determination of voting rights hereunder, the conversion price per share of Common Stock at which the Series A Stock is convertible into shares of Common Stock shall be the closing bid price of the common stock on the date immediately preceding the date of execution of the Agreement.

(c) Conversion. Subject to and upon compliance with the provisions of this Subsection, a holder shall have the right, at the holder’s option, at any time, to convert such shares of Series A Stock, in whole or in part, into the number of authorized but previously unissued shares of Common Stock and accrued dividends obtained by dividing the aggregate Stated Value of such shares by $2.50, the conversion price per share of Common Stock at which the Series A Stock is convertible into shares of Common Stock, as such price may be adjusted (the “Conversion Price”).

• Certain Adjustments.

(a) Stock Dividends and Stock Splits. (a) If the Company, at any time while the Series A Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock, or on any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents,” which, for avoidance of doubt, shall not shall not include any shares of Common stock issued by the Company upon conversion of, or payment of a dividend on, this Series A Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this subsection (s) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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(b) Subsequent Equity Sales. If, at any time while the Series A Stock is outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any person to acquire shares of Common Stock at any effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price,” and such issuances, collectively, a “Dilutive Issuance”)(if the holder of the Common stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at any effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the holders, in writing no later that the trading day following the issuance of any Common Stock Equivalents subject to this paragraph, of the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this paragraph, upon the occurrence of any Dilutive Issuance, the holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a holder accurately refers to the Base Conversion Price in the Notice of Conversion.

(c) Subsequent Rights Offerings. If the Company, at any time while the Series A Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock that are exercisable at a price per share that is lower than the Conversion Price (such lower price, the “Rights Conversion Price”) , then the Conversion Price shall be reduced to equal the Rights Conversion Price. If the Company shall issue rights, options or warrants to all holders of Common Stock where the Rights Conversion Price is lower than VWAP but greater than the Conversion Price on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

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(d) Pro Rata Distributions. If the Company, at any time while the Series A Stock is outstanding, distributes to all holders of Common Stock evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Subsection 8(b) of the Certificate of Designation), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement delivered to the holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(e) Fundamental Transaction. If, at any time while the Series A Stock is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A Stock, the holder shall have the right to receive, for each

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Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Series A Stock is convertible immediately prior to such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder of Series A Stock shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the holders new preferred stock consistent with the foregoing provisions and evidencing the holders’ right to convert such preferred stock into Alternate Consideration. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Certificate of Designation and any applicable transaction documents (as defined in the Agreement) in accordance with the provisions of Subsection 8(e) of the Certificate of Designation pursuant to written agreements in form and substance reasonably satisfactory to the holder and approved by the holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of the Series A Stock, deliver to the holder in exchange for the Series A Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Series A Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of the Series A Stock (without regard to any limitations on the conversion of the Series A Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Series A Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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The Preferred Stock Transaction will provide the Company with additional capital for growth and expansion of its product offerings, and allow it to regain its compliance with NASDAQ Listing Rule 5550(b) (the “Rule”), which requires a minimum of $2,500,000 stockholders’ equity. On March 28, 2014, NASDAQ notified that Company that it was not in compliance with the Rule. However, upon the Company’s submission of its plan to regain compliance, NASDAQ granted the Company an extension until September 24, 2014, to obtain stockholder approval for the proposals included in this Proxy and to demonstrate compliance with the Rule. Since the Company did not satisfy the terms outlined by NASDAQ prior to such date, the Company received written notification on September 11, 2014, that its common stock will be delisted. The Company has appealed the staff’s determination to a Listing Qualifications Panel (the “Panel”). The Company anticipates the successful completion of the Preferred Stock Transaction prior to the final determination by the Panel, thereby maintaining its listing on NASDAQ.

If our shareholders do not approve the Amendment to our Company’s Certificate of Incorporation designating 1,300,000 shares of preferred stock as Series A Preferred Stock, we will not be able to consummate the Preferred Stock Transaction, which could result in the delisting of the Company’s common stock on the NASDAQ Stock Market and have a materially adverse effect on the Company’s ability to operate the business.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DESIGNATE 1,300,000 SHARES OF PREFERRED STOCK TO SERIES A PREFERRED STOCK.

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PROPOSAL 4 – APPROVAL OF THE ISSUANCE OF MORE THAN 20%

OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK UPON CONVERSION OF THE BRIDGE NOTES AND EXERCISE OF THE WARRANTS IN CONNECTION WITH THE 2014 BRIDGE FINANCING TRANSACTION

Our common stock is currently listed on The NASDAQ Capital Market and we are subject to the marketplace rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(d) (“Rule 5635(d)”) requires us to obtain shareholder approval prior to the issuance of our common stock in connection with the certain offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached.

Description of Common Stock

Our authorized capital stock consists of 54,000,000 shares of common stock, $1.00 per share. As of September 12, 2014, we had 2,410,412 shares of common stock issued and outstanding. While we currently do not have any authorized preferred stock, the Company is requesting approval from our shareholders to approve an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock. (See Proposal No. 2 – To approve an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock.)

Holders of common stock are entitled to one vote per share on matters to be voted upon by the shareholder of the Company. The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefore. In the event of our liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities. The common stock has no preemptive, redemption, conversion or other subscription rights. The outstanding shares of common stock are fully paid and nonassessable.

Subordinated Secured Convertible Bridge Notes and Warrants

On July 15, 2014, the Company completed a private placement of $750,000 in aggregate principal amount of Subordinated Secured Convertible Bridge Notes (the “Bridge Notes”) and Warrants (the “Warrants”) to certain investors, including $600,000 aggregate principal amount of the Bridge Notes to certain institutional investors (“Institutional Investors”) and $150,000 aggregate principal amount of the Bridge Notes to certain members of management, officers and directors of the Company (“Management”), in order to strengthen the Company’s balance sheet, purchase inventory and more quickly fulfill large orders (the “2014 Bridge Financing”). The Bridge Notes, which mature on October 15, 2014 (subject to a three-month extension at the option of the holders of a majority of the principal amount of the Bridge Notes), are convertible into shares of the Company’s common stock. The initial conversion price for Institutional Investors is $2.50 per shares, an approximate 15% discount to market, and the initial conversion price for Management is equal to the closing price of the Company’s common stock on the closing date of the 2014 Bridge Financing of $2.94. The Warrants are exercisable for five years through July 15, 2019. For each $1,000 of principal amount of Bridge Notes, the

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holder received 1,200 Warrants to purchase the Company’s common stock. Each holder is entitled to exercise one-third of all Warrants received at an exercise price of $3.00, one-third of all Warrants received at an exercise price of $3.50 and one-third of all Warrants received at an exercise price of $2.94. The Company estimates that approximately 1,191,020 shares of its common stock in the aggregate, or 49.4% of its common stock outstanding before the issuance (based on 2,410,512 shares issued and outstanding as of September 12, 2014), could be issued to the Institutional Investors and Management upon conversion of the Bridge Notes on or about October 15, 2014 and exercise of the Warrants on or before July 15, 2019. Such issuance will dilute our current shareholders proportionate ownership in our common stock and effect their voting power. None of the Company’s shareholders had preemptive rights with respect to the 2014 Bridge Financing.

The exercise price of the warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The exercisability of the warrants may be limited if, upon exercise, the holder or any of its affiliates would beneficially own more than 4.99% of the Company’s common stock. After the one year anniversary of the initial exercise date of the warrants, the Company will have the right to call the warrants for cancellation for $.001 per share in the event that the volume weighted average price of the Company’s common stock for 20 consecutive trading days exceeds $10.00

We are seeking shareholder approval for the issuance of approximately 1,191,020 shares of our common stock upon conversion of the Bridge Notes and exercise of the Warrants from the 2014 Bridge Financing. (See Proposal 7 – Approval of a Waiver and Consent Agreement in Connection with the Preferred Stock Transaction, for a description of changes in certain terms of the 2014 Bridge Financing Transaction, including the reduction in conversion price of the Bridge Notes and extension of the Maturity Date of the Bridge Notes.)

The issuance of additional shares of common stock in the 2014 Bridge Financing will also have an effect on shareholders’ voting power. NASDAQ Listing Rule 5635(b) (“Rule 5635(b)”) requires us to obtain shareholder approval prior to certain issuances with respect to shares of common stock, or securities convertible into common stock, which will result in a subsequent change of control of the issuer. (See Proposal No. 1 – To elect five (5) directors). The Preferred Stock Transaction provides the Isaac Capital with the right to nominate two (2) directors, and Alpha Capital, one of the Institutional Investors with the right to nominate one (1) director, to a Board of Directors consisting of five (5) directors. Generally, NASDAQ interpretations provide that the acquisition of 20% of the shares of an issuer by one person may be considered a change of control of such issuer.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF 20% OR MORE OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK INCLUDED IN THE 2014 BRIDGE FINANCING.

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PROPOSAL 5 – APPROVAL OF THE ISSUANCE OF 1,300,000 SHARES

OF SERIES A PREFERRED STOCK IN CONNECTION

WITH THE PREFERRED STOCK TRANSACTION.

Preferred Stock Transaction

On October ____, 2014, the Company entered into a Series A Preferred Stock Purchase Agreement (the “Agreement”) with the Isaac Capital Group, LLC (the “Isaac Group”) and the Institutional Investors (as defined in the Agreement) for the purchase of up to 1,300,000 shares of a Series A Preferred Stock (the “Series A Preferred Stock”), together with Common Stock Purchase Warrants at a price of $5.00 per share (the “Preferred Stock Transaction”).

Put Option and Call Option

At closing, Isaac Capital will purchase 400,000 shares of the Series A Preferred Stock at $5.00 per share, or such greater number of shares, in order for the Company to maintain its listing on the NASDAQ Stock Market, and the Institutional Investors will purchase 200,000 shares of the Series A Preferred Stock at $5.00 per share. At any time following the closing date and prior to October , 2019 (the Put/Call Exercise Period), Isaac Capital and the Institutional Investors may exercise their rights to purchase and require the Company to sell up to 600,000 and 100,000 additional shares, respectively, of Series A Preferred Stock (the “Put Option”). During the Put/Call Exercise Period, if the Isaac Group and the Institutional Investors have not exercised the Put Option, the Company may exercise its right to cause and require Isaac Capital and the Institutional Investors to purchase up to 600,000 and 100,00 additional shares, respectively, of Series A Preferred Stock (“Call Option”).

Series A Preferred Stock

The rights, designations and privileges of the Series A Preferred Stock are included in the Certificate of Designations attached as “Exhibit B” to the Agreement and are included in the proposed Amendment to the Certificate of Incorporation attached as Exhibit B. (See Proposal No. 3 – To approve an amendment to the Certificate of Incorporation to provide authority to issue 1,300,000 shares of preferred stock.) The Series A Preferred Stock includes the following rights, designations, and privileges:

• Dividends-in-Kind. Holders of Series A Stock shall be entitled to receive preferential cumulative dividends at the rate of 8% per annum (equivalent to a fixed annual amount of $0.40 per share) of the stated value of $5.00, payable in arrears, in shares of the Company’s common stock. The common stock to be issued shall be valued at the volume weighted average price of the common stock over the ten (10) consecutive trading days ended on the second trading day immediately preceding the payment date.

• Liquidation Preference. Holders of Series A Stock are entitled to a liquidation preference of $5.00 per share in cash or property, plus an amount equal to any accrued and unpaid dividends to the date of payment before any distribution of assets is made to holders of the Company’s common stock or any other class or series of capital stock that ranks junior to the Series A Stock as to liquidation rights.

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• Redemption. The Series A Stock may not be redeemed by the Company and shall have no stated maturity or be subject to any sinking fund.

• Voting Rights.

(a) Negative Covenants. So long as any shares of Series A Stock remain outstanding, the Company will not, without a affirmative vote or consent of the holders of Series A Stock entitled to cast at least ninety percent (90%) of the votes entitled to be cast by the holders of the Series A Stock, given in person or by proxy, either in writing or at a meeting (voting separately as a class):

o	Amend, alter, or repeal the provisions of the Company’s Certificate of Incorporation, Bylaws or Certificate of Designations, whether by merger, consolidation, or otherwise;
o	Authorize, create, or issue any class or series of capital stock or rights to subscribe to or acquire any class or series of capital stock or any class or series of capital stock convertible into any class or series of capital stock, in each case rating senior or pari passu to the Series A Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, or reclassifying any shares or capital stock into any such shares;
o	Increase the authorized amount of any class or series of capital stock of the Company;
o	Authorize the payment of any dividends or distributions on any class or series of capital stock other than those dividends to which holders of Series A Stock are entitled to;
o	Redeem or repurchase any shares of Common Stock or preferred stock except purchases at cost upon termination of services of an employee of, or consultant to, the Company or pursuant to the exercise by the Company of contractual rights of first refusal over any such shares;
o	Consummate any liquidation, dissolution or winding up of the Company;
o	Increase or decrease the size of the Company’s Board of Directors; or
o	Take any other action that may result in any adverse change to the rights, preferences, and privileges of the holders of Series A Stock.

(b) Board of Directors. Except as set forth in Voting Rights above, holders will be entitled to voting rights on an as-converted to Common Stock basis; provided, however, that, solely for the purposes of determination of voting rights hereunder, the conversion price per share of Common Stock at which the Series A Stock is convertible into shares of Common Stock shall be the closing bid price of the common stock on the date immediately preceding the date of execution of the Agreement. A holder may limit, for itself only, the amount of as-converted to Common Stock shares such holder may vote pursuant to this section to an amount not in excess of the Beneficial Ownership Limitation (as defined).

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(c) Conversion. Subject to and upon compliance with the provisions of this Subsection, a holder shall have the right, at the holder’s option, at any time, to convert such shares of Series A Stock, in whole or in part, into the number of authorized but previously unissued shares of Common Stock and accrued dividends obtained by dividing the aggregate Stated Value of such shares by $2.50, the conversion price per share of Common Stock at which the Series A Stock is convertible into shares of Common Stock, as such price may be adjusted (the “Conversion Price”).

• Certain Adjustments.

(a) Stock Dividends and Stock Splits. (a) If the Company, at any time while the Series A Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock, or on any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents,” which, for avoidance of doubt, shall not shall not include any shares of Common stock issued by the Company upon conversion of, or payment of a dividend on, this Series A Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this subsection (s) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Subsequent Equity Sales. If, at any time while the Series A Stock is outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any person to acquire shares of Common Stock at any effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price,” and such issuances, collectively, a “Dilutive Issuance”)(if the holder of the Common stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at any effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the holders, in writing no later that the trading day following the issuance of any Common Stock Equivalents subject to

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this paragraph, of the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this paragraph, upon the occurrence of any Dilutive Issuance, the holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a holder accurately refers to the Base Conversion Price in the Notice of Conversion.

(c) Subsequent Rights Offerings. If the Company, at any time while the Series A Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock that are exercisable at a price per share that is lower than the Conversion Price (such lower price, the “Rights Conversion Price”) , then the Conversion Price shall be reduced to equal the Rights Conversion Price. If the Company shall issue rights, options or warrants to all holders of Common Stock where the Rights Conversion Price is lower than VWAP but greater than the Conversion Price on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

(d) Pro Rata Distributions. If the Corporation, at any time while the Series A Stock is outstanding, distributes to all holders of Common Stock evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Subsection 8(b) of the Certificate of Designation), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement delivered to the holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

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(e) Fundamental Transaction. If, at any time while the Series A Stock is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Series A Stock, the holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Series A Stock is convertible immediately prior to such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder of Series A Stock shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the holders new preferred stock consistent with the foregoing provisions and evidencing the holders’ right to convert such preferred stock into Alternate Consideration. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Certificate of Designation and any applicable transaction documents (as defined in the Agreement) in accordance with the provisions of Subsection 8(e) of the Certificate of Designation pursuant to written agreements in form and substance reasonably satisfactory to the holder and approved by the holder (without unreasonable delay) prior to such Fundamental

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Transaction and shall, at the option of the holder of the Series A Stock, deliver to the holder in exchange for the Series A Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Series A Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of the Series A Stock (without regard to any limitations on the conversion of the Series A Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Series A Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

Providing that our stockholders approve Proposal 2 (amendment to the Certificate of Incorporation to authorize the issuance of 5,000,000 shares of preferred stock), Proposal 3 (amendment to the Certificate of Incorporation to designate 1,300,000 shares of preferred stock as Series A Preferred Stock), and Proposal 4 (authorizing the issuance of securities in the 2014 Bridge Financing Transaction), we are seeking shareholder approval for the issuance of 1,300,000 shares of Series A Preferred Stock in connection with the Preferred Stock Transaction.

If our shareholders do not approve the issuance of 1,300,000 shares of Series A Preferred Stock in connection with the Preferred Stock Transaction, we will not be able to consummate the Preferred Stock Transaction, which could result in the delisting of the Company’s common stock on the NASDAQ Stock Market and have a materially adverse effect on the Company’s ability to operate the business.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE 1,300,000 SHARES OF SERIES A PREFERRED STOCK IN CONNECTION WITH THE PREFERRED STOCK TRANSACTION.

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PROPOSAL 6 – APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE
COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK UPON THE CONVERSION
OF THE SERIES A PREFERRED STOCK AND
THE PREFERRED STOCK WARRANTS IN CONNECTION WITH
THE PREFERRED STOCK TRANSACTION.

Our common stock is currently listed on The NASDAQ Capital Market and we are subject to the marketplace rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(d) (“Rule 5635(d)”) requires us to obtain shareholder approval prior to the issuance of our common stock in connection with the certain offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached.

Preferred Stock Transaction

On October ____, 2014, the Company entered into a Series A Preferred Stock Purchase Agreement (the “Agreement”) with the Isaac Capital Group, LLC (the “Isaac Group”) and the Institutional Investors (as defined in the Agreement) for the purchase of up to 1,300,000 shares of a Series A Preferred Stock (the “Series A Preferred Stock”), together with Common Stock Purchase Warrants at a price of $5.00 per share (the “Preferred Stock Transaction”).

Put Option and Call Option

At closing, Isaac Capital will purchase 400,000 shares of the Series A Preferred Stock at $5.00 per share, or such greater number of shares, in order for the Company to maintain its listing on the NASDAQ Stock Market, and the Institutional Investors will purchase 200,000 shares of the Series A Preferred Stock at $5.00 per share. At any time following the closing date and prior to October , 2019 (the Put/Call Exercise Period), Isaac Capital and the Institutional Investors may exercise their rights to purchase and require the Company to sell up to 600,000 and 100,000 additional shares, respectively, of Series A Preferred Stock (the “Put Option”). During the Put/Call Exercise Period, if the Isaac Group and the Institutional Investors have not exercised the Put Option, the Company may exercise its right to cause and require Isaac Capital and the Institutional Investors to purchase up to 600,000 and 100,00 additional shares, respectively, of Series A Preferred Stock (“Call Option”).

Series A Preferred Stock

The rights, designations and privileges of the Series A Preferred Stock are included in the Certificate of Designations attached as “Exhibit B” to the Agreement and are included in the proposed Amendment to the Certificate of Incorporation attached as Exhibit B. (See Proposal No. 3 – To approve an amendment to the Certificate of Incorporation to provide authority to issue 1,300,000 shares of preferred stock.) The Series A Preferred Stock includes the following rights, designations, and privileges:

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• Dividends-in-Kind. Holders of Series A Stock shall be entitled to receive preferential cumulative dividends at the rate of 8% per annum (equivalent to a fixed annual amount of $0.40 per share) of the stated value of $5.00, payable in arrears, in shares of the Company’s common stock. The common stock to be issued shall be valued at the volume weighted average price of the common stock over the ten (10) consecutive trading days ended on the second trading day immediately preceding the payment date.

• Liquidation Preference. Holders of Series A Stock are entitled to a liquidation preference of $5.00 per share in cash or property, plus an amount equal to any accrued and unpaid dividends to the date of payment before any distribution of assets is made to holders of the Company’s common stock or any other class or series of capital stock that ranks junior to the Series A Stock as to liquidation rights.

• Redemption. The Series A Stock may not be redeemed by the Company and shall have no stated maturity or be subject to any sinking fund.

• Voting Rights.

(a) Negative Covenants. So long as any shares of Series A Stock remain outstanding, the Company will not, without a affirmative vote or consent of the holders of Series A Stock entitled to cast at least ninety percent (90%) of the votes entitled to be cast by the holders of the Series A Stock, given in person or by proxy, either in writing or at a meeting (voting separately as a class):

o	Amend, alter, or repeal the provisions of the Company’s Certificate of Incorporation, Bylaws or Certificate of Designations, whether by merger, consolidation, or otherwise;
o	Authorize, create, or issue any class or series of capital stock or rights to subscribe to or acquire any class or series of capital stock or any class or series of capital stock convertible into any class or series of capital stock, in each case rating senior or pari passu to the Series A Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, or reclassifying any shares or capital stock into any such shares;
o	Increase the authorized amount of any class or series of capital stock of the Company;
o	Authorize the payment of any dividends or distributions on any class or series of capital stock other than those dividends to which holders of Series A Stock are entitled to;
o	Redeem or repurchase any shares of Common Stock or preferred stock except purchases at cost upon termination of services of an employee of, or consultant to, the Company or pursuant to the exercise by the Company of contractual rights of first refusal over any such shares;
o	Consummate any liquidation, dissolution or winding up of the Company;
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o	Increase or decrease the size of the Company’s Board of Directors; or
o	Take any other action that may result in any adverse change to the rights, preferences, and privileges of the holders of Series A Stock.

(b) Board of Directors. Except as set forth in Voting Rights above, holders will be entitled to voting rights on an as-converted to Common Stock basis; provided, however, that, solely for the purposes of determination of voting rights hereunder, the conversion price per share of Common Stock at which the Series A Stock is convertible into shares of Common Stock shall be the closing bid price of the common stock on the date immediately preceding the date of execution of the Agreement. A holder may limit, for itself only, the amount of as-converted to Common Stock shares such holder may vote pursuant to this section to an amount not in excess of the Beneficial Ownership Limitation (as defined).

(c) Conversion. Subject to and upon compliance with the provisions of this Subsection, a holder shall have the right, at the holder’s option, at any time, to convert such shares of Series A Stock, in whole or in part, into the number of authorized but previously unissued shares of Common Stock and accrued dividends obtained by dividing the aggregate Stated Value of such shares by $2.50, the conversion price per share of Common Stock at which the Series A Stock is convertible into shares of Common Stock, as such price may be adjusted.

• Certain Adjustments.

(a) Stock Dividends and Stock Splits. (a) If the Company, at any time while the Series A Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock, or on any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents,” which, for avoidance of doubt, shall not shall not include any shares of Common stock issued by the Company upon conversion of, or payment of a dividend on, this Series A Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this subsection (s) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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(b) Subsequent Equity Sales. If, at any time while this Series A Stock is outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any person to acquire shares of Common Stock at any effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price,” and such issuances, collectively, a “Dilutive Issuance”)(if the holder of the Common stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at any effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the holders, in writing no later that the trading day following the issuance of any Common Stock Equivalents subject to this paragraph, of the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this paragraph, upon the occurrence of any Dilutive Issuance, the holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a holder accurately refers to the Base Conversion Price in the Notice of Conversion.

(c) Subsequent Rights Offerings. If the Company, at any time while the Series A Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock that are exercisable at a price per share that is lower than the Conversion Price (such lower price, the “Rights Conversion Price”) , then the Conversion Price shall be reduced to equal the Rights Conversion Price. If the Company shall issue rights, options or warrants to all holders of Common Stock where the Rights Conversion Price is lower than VWAP but greater than the Conversion Price on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

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(d) Pro Rata Distributions. If the Company, at any time while the Series A Stock is outstanding, distributes to all holders of Common Stock evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Subsection 8(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement delivered to the holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(e) Fundamental Transaction. If, at any time while the Series A Stock is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A Stock, the holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Series A Stock is convertible immediately prior to such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate

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Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder of the Series A Stock shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series A Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the holders new preferred stock consistent with the foregoing provisions and evidencing the holders’ right to convert such preferred stock into Alternate Consideration. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Certificate of Designation and any applicable transaction documents (as defined in the Agreement) in accordance with the provisions of Subsection 8(e) of the Certificate of Designation pursuant to written agreements in form and substance reasonably satisfactory to the holder and approved by the holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of the Series A Stock, deliver to the holder in exchange for the Series A Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Series A Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of the Series A Stock (without regard to any limitations on the conversion of the Series A Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Series A Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

Holders of the Series A Preferred Stock shall initially have the right to convert such shares of Series A Stock into the number of authorized but previously unissued shares of the Company’s Common Stock and accrued dividends obtained by dividing the aggregate stated value of such shares by $2.50, an approximate ___% discount to market. For each share of Preferred Stock, the holder will receive two (2) warrants (the “Preferred Warrants”) to purchase the Company’s common stock at an exercise price of $2.50 per share.

The Preferred Warrants are exercisable for five years from the date of closing. The exercise price of the Preferred Warrants is subject to adjustments in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The exercisability of the Preferred Warrants may be limited if upon exercise, the holder or any of its affiliates would beneficially own more than 4.99% of the Company’s Common Stock.

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The Company estimates that approximately ____________ shares of its common stock in the aggregate, or ____% of its common stock before the issuance (based on 2,410,412 shares issued and outstanding as of September 12, 2014), could be issued to the Isaac Group and the Institutional Investors upon conversion of the Preferred Stock and exercise of the Preferred Warrants. Such issuance will dilute our current shareholders proportionate ownership in our common stock and effect their voting power. Except for the Institutional Investors, none of the Company’s shareholders had preemptive rights with respect to the Preferred Stock Transaction.

We are seeking shareholder approval for the issuance of approximately ______ shares of our common stock upon conversion of the Series A Preferred Stock and the Preferred Stock warrants from the Preferred Stock Transaction.

The issuance of additional shares of common stock in the Preferred Stock Transaction will also have an effect on shareholders’ voting power. NASDAQ Listing Rule 5635(b) (“Rule 5635(b)”) requires us to obtain shareholder approval prior to certain issuances with respect to shares of common stock, or securities convertible into common stock, which will result in a subsequent change of control of the issuer. (See Proposal No. 1 – To elect five (5) directors). The Preferred Stock Transaction provides the Isaac Capital with the right to nominate two (2) directors, and Alpha Capital, one of the Institutional Investors with the right to nominate one (1) director, to a Board of Directors consisting of five (5) directors. Generally, NASDAQ interpretations provide that the acquisition of 20% of the shares of an issuer by one person may be considered a change of control of such issuer.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF 20% OR MORE OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK UPON THE CONVERSION OF THE SERIES A PREFERRED STOCK AND THE PREFERRED STOCK WARRANTS IN CONNECTION WITH THE PREFERRED STOCK TRANSACTION.

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PROPOSAL 7 – APPROVAL OF A WAIVER AND CONSENT AGREEMENT IN
CONNECTION WITH THE PREFERRED STOCK TRANSACTIONS.

Waiver and Consent

Under the terms of the Warrants, a Securities Purchase Agreement dated as of September 18, 2013 (“2013 SPA”) and a Securities Purchase Agreement dated as of March 20, 2014 (“2014 SPA”) the Institutional Investors were granted (i) certain rights of first refusal to purchase additional securities upon the occurrence of certain events; and (ii) registration rights with respect to the shares issuable upon conversion of the Bridge Notes and Warrants. In addition, the Company agreed to not issue common stock for cash consideration involving a “Variable Rate Transaction” (as defined in the 2013 SPA and 2014 SPA, respectively) and initiating any “at-the-market” offering (as defined in Rule 415(a)(4) of the Securities Act of 1933, as amended), for a certain period of time.

Pursuant to the 2013 SPA, the Company sold an aggregate of 350,000 shares of its common stock and warrants to purchase 350,000 shares of its common stock for aggregate gross proceeds of $807,000. The common stock and warrants were sold in fixed combinations with each combination consisting of one share of common stock and one warrant, with each warrant exercisable for one share of common stock. The purchase price was $2.30 per fixed combination.

Pursuant to the 2014 SPA, the Company sold an aggregate of 219,754 shares of its common stock for aggregate gross proceeds of $659,262. The purchase price was $3.00 per share.

The Company has agreed with each of the purchasers that, subject to certain exceptions, it will not, within the 90 days following the closing (which period may be extended in certain circumstances), enter into any agreement to issue or announce the issuance or proposed issuance of any securities.

The Company has also agreed with each of the purchasers that from the closing date until three years thereafter, it will not effect or enter into an agreement to effect a “Variable Rate Transaction,” which means a transaction in which the Company:

•	Issues or sells any convertible securities either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices or of quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market or the Company’s common stock (but not including any routine anti-dilution protections in any warrant or convertible security); or
•	Enters into any agreement, including but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.
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The Company also agreed that for a period of one year after the closing, the Company shall not initiate any “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act.

The Company also agreed with each of the purchasers if the Company issues securities within the 12 months following closing, the purchasers shall have the right, on a pro-rata basis, to purchase an aggregate of 50% of all the securities on the same terms, conditions and price provided for in the proposed issuance of securities.

The Company also agreed to indemnify each of the purchasers against certain losses resulting from its breach of any of its representations, warranties, or covenants under agreements with each of the purchasers.

In consideration of the Company completing the Preferred Stock Transaction, the Company and the Institutional Investors have agreed to the following:

1.    Waivers. Provided the closing of the Preferred Stock Transaction occurs on or before October 31, 2014, and the Company receives not less than $2,000,000 of gross proceeds therefrom, the Institutional Investors waive (i) the application of the right of first refusal to purchase additional securities provided under 2013 SPA or 2014 SPA, as the case may be, (except with respect to the Preferred Stock Transaction; (ii) the prohibition of the Company from issuing common stock for cash consideration involving a Variable Rate Transaction for a period until the date of the expiration of the prohibition with respect only to dividends payable on the Series A Preferred Stock; and (iii) the prohibition of the Company from initiating any “at-the-market offering” for a period until the date of the expiration of the prohibition as set forth under 2013 SPA or 2014 SPA, as the case may be, provided that the issue price of Common Stock therein is not less than 250% of the then effective conversion price of the Notes.

2.    Registration Statement. Provided the closing of the Preferred Stock Transaction occurs on or before October 31, 2014, and the Company receives not less than $2,000,000 of gross proceeds therefrom, the Institutional Investors consent and agree that the obligation of the Company to prepare and file with the Securities and Exchange Commission a registration statement as required under Subordinated Secured Convertible Bridge Notes and Warrants Purchase Agreement dated July 15, 2014, shall be extended until February 14, 2015. If such closing does not occur on or before October 31, 2014, then such registration statement must be filed on or before January 15, 2015.

3.    Maturity Date. The Maturity Date of the Bridge Notes shall mean October 15, 2014, provided that the Maturity Date may be extended for three (3) additional three (3) month periods upon the written consent of the holders of a majority of the aggregate outstanding principal amount of the Bridge Notes.

4.    Reduction in Conversion Price of the Bridge Notes. At any time after the closing, including after the Maturity Date, the Bridge Note may be converted into a number of shares of Common Stock, $1.00 par value, of the Company at the rate of one (1) share of Common Stock for each $2.00 of debt to be converted, as appropriately and proportionately adjusted for any splits or combination with respect to the Common Stock.

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If our shareholders do not approve the Waiver and Consent Agreement, the Company may not be able to consummate the Preferred Stock Transaction. As noted in each of the prior Proposals, failure to consummate the Preferred Stock Transaction could result in the delisting of the Company’s common stock on the NASDAQ Stock Market and have a materially adverse effect on the Company’s ability to operate the business.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE TERMS OF THE WAIVER AND CONSENT AGREEMENT IN CONNECTION WITH THE PREFERRED STOCK TRANSACTION.

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PROPOSAL 8 – APPROVAL OF AN AMENDMENT TO OUTSTANDING WARRANTS
TO REDUCE THE EXERCISE PRICE

Shareholders are being asked to consider amending the terms of the Company’s outstanding warrants, such that the holder exercising the warrant will have the right to do so at a discounted exercise price. The Company currently has 485,775 warrants outstanding as a result of two separate transactions (collectively, “the Warrants”). The first transaction occurred on May 11, 2011, where the Company sold warrants to purchase a total of 221,875 shares of its common stock (the “2011 Warrants”). The 2011 Warrants became exercisable six months and one day following the closing date of the offering and will remain exercisable for five years thereafter. The exercise price of the 2011 Warrants is currently $13.56 per share and 221,875 of the 2011 Warrants remain outstanding. The second transaction occurred on September 23, 2013, where the Company sold warrants to purchase a total of 350,000 shares of its common stock (the “2013 Warrants”). The 2013 Warrants became exercisable six months and one day following the closing date of the offering and will remain exercisable for five years thereafter. On March 20, 2014, certain holders of the 2013 Warrants exercised 86,100 warrants at an exercise price of $3.50. The exercise price of the 2013 Warrants is currently $3.50 and 263,900 warrants remain outstanding.

The total number of shares of common stock currently issuable upon exercise of the Warrants is 485,775. The Board is recommending that the exercise price be reduced to account for the recent decline in the stock price. If this proposal is approved, the exercise price of the Warrants may be reduced by a range between $2.50 and $3.49, such range to be determined in the discretion of our Board of Directors, depending on market conditions. This amendment would lower the exercise price of the 2011 Warrants to a price between $2.50 and $3.49 and would lower the exercise price of the 2013 Warrants to a price between $2.50 and $3.49. As a result of this amendment, the Company would receive less in proceeds from the exercise of all outstanding warrants, even though the same number of shares would be issued to holders upon exercise.

The exercise price of the warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The exercisability of the warrants may be limited if, upon exercise, the holder or any of its affiliates would beneficially won more than 4.99% of the Company’s common stock. After the one year anniversary of the initial exercise date of the warrants, the Company will have the right to call the warrants for cancellation for $0.001 per share in the event that the volume weighted average price of the Company’s common stock for 20 consecutive trading days exceeds $10.00.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUTSTANDING WARRANTS TO REDUCE THE EXERCISE PRICE.

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PROPOSAL 9 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMPANY’S COMMON STOCK FROM $1.00 PER SHARE TO $0.01 PER SHARE

The Board of Directors has approved, and recommends that the shareholders approve, an amendment to the Company’s Certificate of Incorporation to change the par value of the Company’s common stock from $1.00 per share to $0.01 per share.

The change to $0.01 par value” common stock will have no impact on the value of the Company’s stock or the rights of its shareholders. It will, however, provide the Company with additional flexibility in utilizing its shares of common stock for various corporate purposes.

Par value is used to designate the lowest value for which a company can sell its shares to value the shares on a company’s balance sheet. Historically, the concept of par value was to protect creditors and senior security holders by ensuring that when issuing its own shares a company received at lease par value as consideration for the shares. As markets have become more liquid, with stock prices responding more rapidly to market developments, par value has become a generally outdated concept. Instead, for public companies like us, the market sets the price at which stock may be issued or otherwise sold. For these reasons, the vast majority of companies today set their par value at $0.01 per share or even less.

Because of the Company’s current $1.00 par value, and in particular, the proximity of this part value to market trading prices for the Company’s common stock, the Company’s ability to issue stock, declare cash or stock dividends, or repurchase stock, could be hampered. The change in par value to $0.01 per share will give the Company greater flexibility for structuring future transactions and making future financial decisions.

The change in the par value of the Company’s stock from $1.00 per share to $0.01 per share will have no effect on the dollar amount of the Company’s total shareholders’ equity. If the change is approved, the common stock account on the Company’s balance sheet at $1.00 per share will be reduced to reflect the product of the number of shares outstanding and the new par value of $0.01 per share. The difference will be transferred to the capital surplus account.

The change in par value also will not change the number of authorized common shares. There will remain 54,000,000 authorized shares of common stock, of which approximately 2,410,412 were outstanding on September 12, 2014. The change in par value will also have no impact on outstanding Company issued stock options or warrants.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMPANY’S COMMON STOCK FROM $1.00 PER SHARE TO $0.01 PER SHARE.

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PROPOSAL 10 – APPROVAL OF THE 2014 EQUITY INCENTIVE PLAN

Our shareholders are being asked to vote on a proposal to approve the implementation of the 2014 Equity Incentive Plan (the “Plan”). The Plan will only become effective upon shareholder approval, and no awards will be made under the Plan prior to that time. Equity incentive awards play a significant role in the compensation provided to executive officers and employees in the current market. We intend on relying on equity compensation in order to attract and retain key employees, align the interests of our executive officers with those of our shareholders and to provide executive officers and other employees with the opportunity to accumulate retirement income. The Plan is designed to provide flexibility to meet our need to remain competitive in the marketplace in order to attract and retain executive talent and other key employees. If adopted, we anticipate that we will continue to utilize equity incentives as an important component of our compensation program. The proposed Plan is attached as “Exhibit C.”

The Board of Directors will have the exclusive authority to determine which officers, key employees, and consultants and other independent advisors who provide services to the Company will be entitled to receive a benefit under the Plan and to administer awards under the Plan to those eligible individuals. The Board retains the authority to appoint a Compensation Committee at any time, consisting of one or more Board members, to determine awards under the Plan. The Compensation Committee will determine, among things, the selection of those individuals to be granted awards under the Plan among those individuals eligible for participation, the level of participation of each participant, when and how each award under the plan will be granted, and what type or combination of types of awards will be granted. There are no current plans to make specific awards under the Plan.

The Board is recommending that 250,000 shares of common stock be reserved for issuance under the Plan. The shares of common stock issuable may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that we acquire, including shares purchased on the open market or in private transactions. Unless determined otherwise, a participant will not have any rights as a shareholder with respect to shares covered by an award until the date that the participant becomes the holder of record with respect to such shares. Awards granted under the Plan may not be transferred except by will or the laws of descent and distribution or, subject to the consent of the Board, under a domestic relations order entered into by a court of competent jurisdiction. During a participant’s lifetime, any options or awards granted under the Plan may be exercised only by the participant.

The Plan may be amended, altered, or discontinued by our Board of Directors but no amendment, alteration, or discontinuation may be made if it would materially impair the rights of a participant without the participant’s consent, except for any such amendment required to comply with law. The plan may not be amended without shareholder approval to the extent that such approval is required to comply with applicable law or the listing standards of any exchange on which our common stock may be listed.

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Stock Options. Stock options provide the recipient with the right to purchase shares of common stock at a price not less than their fair market value on the date of the grant. The stock option price is payable in cash, by tendering previously acquired shares of common stock having an aggregate fair market value at the time of exercise equal to the option price, by cashless (broker-assisted) exercise, or any other method approved by the Board. No stock option may be exercised more than 10 years from the date of grant. Each grant of a stock option will specify the period of continuous service that is necessary before the option right becomes exercisable. Any grant of stock options may specify management objectives that must be achieved as a condition to exercise the option rights. Stock options will not provide for any dividends or dividend equivalents.

Stock options granted under the Plan may be stock options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Incentive stock options may be granted only to participants who meet the definition of “employees” under Section 3401(c) of the Code. In addition, in order to qualify for incentive stock option treatment, in the case of options granted to a holder of 10% or more of the company’s common stock, the stock option price may not be less than 110% of the fair market value of the stock on the date the stock option is granted.

Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) provides the recipient with the right to receive from us an amount, determined by the Board and expressed as a percentage (not exceeding 100%), of the difference between the base price established for the appreciation rights and the market value of the common stock on the date the rights are exercised. Appreciation rights can be tandem (i.e., granted with option rights to provide an alternative to the exercise of the option rights) or free-standing. Tandem appreciation rights may only be exercised at a time when the related option right is exercisable and the spread is positive, and requires that the related option right be surrendered for cancellation. Free-standing appreciation rights must have a base price per right that is not less than the fair market value of the common stock on the grant date, must specify the period of continuous employment that is necessary before such appreciation rights become exercisable and may not be exercisable more than 10 years from the grant date.

Upon cessation of service with us, the holder of a stock appreciation right will have a limited period of time in which to exercise that right to the extent exercisable. When exercised, appreciation rights may be paid by us in cash, common stock or a combination of the two. Any grant of appreciation rights may specify performance measures that must be achieved as a condition to exercising such rights, waiting periods before appreciation rights become exercisable and permissible dates or periods on or during which appreciation rights are exercisable. Appreciation rights will not provide for any dividends or dividend equivalents.

Bonus Shares. Bonus Shares are an award to an eligible person of shares for services to be rendered or for past services already rendered to the Company. The Board will determine the number of shares to be awarded to the eligible individual, in accordance with any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on performance factors. Payment for the Bonus Shares may be made in the form of cash, whole shares, or a combination thereof, based on the fair market value of the shares on the date of payment, as determined in the sole discretion of the Board.

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The following is a brief summary of the principal United States federal income tax consequences of transactions under the Plan. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different.

Stock Options. In general, a participant realizes no taxable income upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may result in an alternative minimum tax liability to the participant. With certain exceptions, a disposition of shares purchased under an incentive stock option within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and a deduction for us) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

Stock Appreciation Rights. Generally, a participant will not recognize taxable income upon the grant of a SAR, but will recognize ordinary income upon the exercise of a SAR in an amount equal to the cash amount received upon exercise (if the SAR is cash-settled) or the fair market value of the common stock received upon exercise (if the SAR is stock settled). We will ordinarily be entitled to a deduction on the exercise date in an amount equal to the amount of ordinary income recognized by the participant upon exercise.

Bonus Shares. Employees who are granted incentive bonus awards recognize taxable ordinary income at the time the award is paid in an amount equal to the amount so paid, and the Company will receive a corresponding deduction.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2014 EQUITY INCENTIVE PLAN.

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PROPOSAL 11 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Exchange Act, which requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

As described in greater detail under the heading "Compensation Discussion and Analysis," we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward our Named Executive Officers for sustained financial and operating performance and leadership excellence, and the alignment of their interests with those of our shareholders, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. Although the vote is non-binding, we value your opinions and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions.

The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 6. Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 12 - RATIFICATION OF THE SELECTION OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected CohnReznick LLP as the independent certified public accountants to the Company for the fiscal year ending April 30, 2015. The holders of common stock are asked to ratify this selection. CohnReznick LLP (formerly J.H. Cohn LLP) has served the Company in this capacity since October of 2005. If the shareholders fail to ratify this selection of CohnReznick LLP, the Audit Committee will reconsider its action in light of the shareholder vote.

The Company has been advised by CohnReznick LLP that representatives of that firm are expected to be present at the Annual Meeting of Shareholders. These representatives will have the opportunity to make a statement, if they so desire, and will also be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2015.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership By Management and/or Board

The following table sets forth the number of shares of common stock beneficially owned as of September 1, 2014 (i) by each director, (ii) the Named Executive Officers (hereafter defined in the Summary Compensation Table), and (iii) all directors and executive officers as a group. Unless otherwise indicated, stock ownership includes sole voting power and sole investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class (2)

Thomas A. Majewski(11)	18,875	(3)(10)	*

John H. Freeman	58,000	(4)(10)	2.4%

Rose Ann Giordano(11)	10,227	(5)(10)	*

Michael E. Markulec	0		*

Marc P. Palker	2,000	(10)	*

Jeffrey H. Duncan	18,618	(6)	*

Anthony M. Lougee	2,475	(7)(10)	*

David S. Sheerr	59,334	(8)(10)	2.4%

Directors and Executive Officers as a group (8 persons)	169,524	(9)(10)	6.6%

_____________

(1)	The number of shares have been adjusted to reflect the reverse 1-for-6 stock split effective March 15, 2013.
(2)	On September 1, 2014, 2,410,512 shares were outstanding.
(3)	Of this amount, 10,667 shares may be acquired by the exercise of options held.
(4)	Of this amount, 55,000 shares may be acquired by the exercise of options held.
(5)	Of this amount, 9,333 shares may be acquired by the exercise of options held.
(6)	Of this amount, 18,000 shares may be acquired by the exercise of options held and 613 shares are held by the Company’s 401(k) Plan.
(7)	Of this amount, 1,000 shares may be acquired upon the exercise of options held and 475 shares are held by the Company’s 401(k) Plan.
(8)	Of this amount, 58,334 shares may be acquired by the exercise of options held.
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(9)	Of this amount, 132,334 shares may be acquired by the exercise of options held by executive officers, and 20,000 shares may be acquired by exercise of options held by outside directors.
(10)	Does not include in the aggregate 41,666 shares of common stock issuable upon conversion of the Company’s Subordinated Secured Convertible Bridge Notes and 147,000 shares issuable upon exercise of the Warrants sold in July 2014 to the officers and directors indicated.
(11)	Mr. Majewski and Ms. Giordano have agreed not to stand for re-election to the Board of Directors in connection with the Preferred Stock Transaction (see Proposal No. 9 – To elect five (5) directors of the Company, and Proposal No. 2 – To authorize the issuance of securities in certain offerings in accordance with NASDAQ Rule 3635).

* Less than 1%.

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STOCK OWNERSHIP BY CERTAIN SHAREHOLDERS

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent Owned
Isaac Capital Group LLC 525 Del Mar Heights Road, Suite 765 San Diego, CA 92130	214,684(1)	8.90%
Alpha Capital Anstalt PRADAFAUT 7 VADUZ LIECHTENSTEIN C4 99999	170,803(2)	7.08%
Brio Capital, L.P. c/o Brio Capital Management LLC 100 Merrick Road, Suite 401 W Rockville, Centre, NY 11570	120,000(3)	4.98%

__________

(1)	According to Schedule 13D/A filed with the Securities and Exchange Commission (“SEC”) on August 4, 2014. Pursuant to Schedule 13D/A, Isaac Capital Group LLC has sole voting power with respect to 214,684 shares and sole dispositive power with respect to 214,684.
(2)	According to Schedule 13G filed with the SEC on October 1, 2013. Pursuant to Schedule 13G, Alpha Capital Anstalt has sole voting power with respect to 170,803 shares and sole dispositive power with respect to 170,803 shares.
(3)	According to Schedule 13G filed with the SEC on September 24, 2013. Pursuant to Schedule 13G, Brio Capital, L.P. has sole voting power with respect to 120,000 shares and sole dispositive power with respect to 120,000 shares.

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CORPORATE GOVERNANCE

Board Leadership Structure

The Company presently separates the roles of Chief Executive Officer and Chairman of the Board. This serves to align the Chairman’s role with the Company’s independent directors and to further enhance the independence of the Board from management. The Chairman works closely with the Chief Executive Officer to set the agenda for meetings and to facilitate information flow between the Board and management.

Board Role in Risk Oversight

The Company’s Board plays an active role in risk oversight of the Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board, which are described below. The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to the Company’s accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of the Company’s Code of Ethics. The Compensation Committee oversees risks arising from the Company’s compensation policies and programs. This Committee has responsibility for evaluating and approving the executive compensation and benefit plans, policies and programs of the Company. The Nominating Committee oversees corporate governance risks and oversees and advises the Board with respect to the Company’s policies and practices regarding significant issues of corporate responsibility.

RELATED PARTY TRANSACTIONS

All transactions by the Company with a director or executive officer must be approved by the Board of Directors if they exceed $120,000 in any fiscal year. Apart from any transactions disclosed herein, no such transaction was entered into with any director or executive officer during the last fiscal year. Such transactions will be entered into only if found to be in the best interest of the Company and approved in accordance with the Company’s Code of Ethics, which are available on the Company’s web site.

During fiscal 2014 and 2013, the Company purchased inventories for resale totaling approximately $3,144,000 and $3,158,000 respectively from Sheerr Memory, Inc. (“Sheerr Memory”). Sheerr Memory’s owner, Mr. David Sheerr, is employed by the Company as the general manager of the acquired MMB business unit and is an executive officer of the Company. When the Company acquired certain assets of MMB, it did not acquire any of its inventory. However, the Company informally agreed to purchase such inventory on an as needed basis, provided that the offering price was a fair market value price. The inventory acquired was purchased subsequent to the acquisition of MMB at varying times and consisted primarily of raw materials and finished goods used to produce products sold by the Company. Sheerr Memory offers the Company trade terms of net 30 days and all invoices are settled in the normal course of business. No interest is paid. The Company has made further purchases from Sheerr Memory subsequent to April 30, 2014 and management anticipates that the Company will continue to do so, although the Company has no obligation to do so.

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During fiscal 2014 and 2013 the Company purchased inventories for resale totaling approximately $1,058,000 and $564,000 respectively, from Keystone Memory Group (“Keystone Memory”). Keystone Memory’s owner is a relative of Mr. Sheerr. Approximately $27,000 of accounts payable as of April 30, 2014 was payable to Keystone Memory. Keystone Memory offers the Company trade terms of net due and all invoices are settled in the normal course of business. No interest is paid. The Company has made further purchases from Keystone Memory subsequent to April 30, 2014, and management anticipates that the Company will continue to do so, although it has no obligation to do so.

On February 24, 2010, the Company entered into a Note and Security Agreement with Mr. Sheerr. Under this agreement, the Company borrowed the principal sum of $1,000,000 for a period of six months, which the Company could extend for an additional three months without penalty. The loan bore interest at the rate of 5.25%, payable monthly. The entire principal amount was payable in the event of the employee’s termination of employment by the Company. The loan was secured by a security interest in all machinery, equipment and inventory of Dataram at its Montgomeryville, PA location. The loan was repaid in full on August 13, 2010. No further financing is available to the Company under this agreement.

On July 27, 2010, the Company entered into an agreement with Sheerr Memory, to consign a formula-based amount of up to $3,000,000 of certain inventory into the Company’s manufacturing facilities. As of April 30, 2011, the Company has received financing totaling $1.5 million under this agreement, of which $1,000,000 was used to repay in full a note payable to the employee arising from an agreement entered into with the employee in February, 2010 and which expired in August 2010. On December 14, 2011, the Company repaid the loan in full. No further financing is available to the Company under this agreement.

On December 14, 2011, the Company entered into a Note and Security Agreement with Mr. Sheerr. The agreement provides for secured financing of up to $2,000,000. The Company was obligated to pay monthly, interest equal to 10% per annum calculated on a 360 day year of the outstanding loan balance. Principal was payable in sixty equal monthly installments, beginning on July 15, 2012. The Company had the option to prepay any or all sums due under this agreement at any time without penalty. On closing, the Company borrowed $1,500,000 under the agreement and repaid in full the $1,500,000 due under a previous agreement.

On November 6, 2013, the Company entered into a financing arrangement with Mr. Sheerr structured as a sale lease-back. Pursuant to the arrangement, the Company sold certain equipment and furniture located at its Montgomeryville, PA location to Mr. Sheerr in consideration for a reduction of $500,000 in the remaining principal balance of the then outstanding promissory note owed to Mr. Sheerr, which promissory note was amended and restated (the “Amended and Restated Note and Security Agreement”). As additional security for the Amended and Restated Note and Security Agreement, the Company collaterally assigned to Mr. Sheerr its lease to the Montgomeryville, PA facility pursuant to a Collateral Assignment of Tenant’s Interest in Lease (the “Collateral Assignment”). Simultaneously, the Company leased the equipment and furniture back from Sheerr pursuant to an Equipment and Furniture Lease Agreement (the “Lease”). The Lease has a 5 year term, and provides the Company with the option to extend the term for an additional 2 years. The monthly lease payments that the Company is obligated to pay under the terms of the Lease is approximately $7,500. Mr. Sheerr will retain possession of the equipment and furniture upon termination of the Lease.

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On April 29, 2014, the Company repaid to Mr. Sheerr the full amount of approximately $773,000 due under the Amended and Restated Note and Security Agreement. As a result of such repayment, the Amended and Restated Note and Security Agreement and the Collateral Assignment were terminated.

The Company compensates its Chief Financial Officer, Marc P. Palker, as a consultant through payment to MPP Associates, Inc. For the period of January 1, 2014 to April 30, 2014, Mr. Palker was compensated through MPP Associates, Inc., totaling approximately $65,334. In the past, Mr. Palker was compensated as a consultant through payment to CFO Consulting Partners, LLC, at the rate of $200 per hour. Such payments totaled approximately $175,566 for the period of May 1, 2013 to December 31, 2013 and $286,600 for the fiscal year ended April 30, 2013. The total compensation for year ended April 30, 2014 was $240,900. Mr. Palker was a director of CFO Consulting Partners, LLC from March 2010 to December 2013 and has been the principal of MPP Associates, Inc. since February 2010. Mr. Palker does not receive any compensation for his services as Chief Financial Officer directly from the Company and does not participate in any of the Company’s employee benefit plans. Additional information regarding Mr. Palker’s compensation is set forth under “Executive Compensation” below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Securities and Exchange Commission rules regarding disclosure of executive compensation require proxy statement disclosure of specified information regarding certain relationships of members of the Company’s Board of Directors with the Company or certain other entities. None of the members of the Company’s Board of Directors has a relationship requiring such disclosure.

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information concerning each of the Company’s executive officers:

Name	Age	Positions with the Company
John H. Freeman	65	President and Chief Executive Officer
Marc P. Palker	62	Chief Financial Officer
Jeffrey H. Duncan	64	Vice President-Manufacturing and Engineering
Anthony M. Lougee	53	Controller
David S. Sheerr	54	General Manager, Micro Memory Bank (“MMB”)

John H. Freeman has been employed by the Company since May 7, 2008 when he was named President and Chief Executive Officer. Mr. Freeman has been a director since 2005. Additional information regarding Mr. Freeman is set forth under “Nominees for Director” above.

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Marc P. Palker has served as the Company’s Chief Financial Officer since January 2012. He was a director of CFO Consulting Partners, LLC from March 2010 to December 2013 and has been a principal at MPP Associates, Inc. since February 2010. During the performance of his duties as Chief Financial Officer, Mr. Palker served as a director of CFO Consulting Partners and the Company compensated Mr. Palker as a consultant through CFO Consulting Partners until December 2013. The Company now compensates Mr. Palker as a consultant through MPP Associates, Inc., which he has been the principal of since February 2010. Mr. Palker is a Certified Management Accountant. Additional information regarding Mr. Palker’s compensation is set forth under “Related Party Transactions” above and “Executive Compensation” below.

Jeffrey H. Duncan has been employed by the Company since 1974. In 1990, he became Vice President-Engineering. Since 1995, he served as Vice President-Manufacturing and Engineering.

Anthony M. Lougee has been employed by the Company since 1991, initially as Accounting Manager. In 2002 he was named an executive officer and currently serves as Controller, a position he has held since 1999.

David S. Sheerr has been employed by the Company since its acquisition of certain assets of Micro Memory Bank, Inc. from him on March 31, 2009. He previously served as President of Micro Memory Bank, Inc. from October 7, 1994 until the acquisition.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors is comprised of all members of our Board of Directors, except the Chief Executive Officer. The Compensation Committee’s basic responsibility is to review the performance of our management in achieving corporate goals and objectives and to ensure that our executive officers are compensated effectively in a manner consistent with our strategy and compensation practices. Toward that end, the Compensation Committee oversaw, reviewed and administered all of our compensation, equity and employee benefit plans and programs applicable to executive officers.

Say-On-Pay Vote

In 2013, approximately 81% of the shares voted were cast in support of the compensation of our Named Executive Officers in our annual say-on-pay advisory vote.  We believe that the results of this vote demonstrate the shareholders’ support of our approach to executive compensation.  The shareholder vote was one of the many factors contributing to our decision to adopt the 2014 Plan in accordance with our executive compensation philosophy or practices.  We will continue to consider the results of future shareholder advisory votes, which will be held annually until our next say-on-pay frequency vote, in our ongoing evaluation of our executive compensation philosophy and practices.

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Compensation Philosophy and Objectives

We operate in an extremely competitive and rapidly changing industry. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long-term value of our Company. Therefore, our goal is to maintain an executive compensation program that will fairly compensate our executives, attract and retain qualified executives who are able to contribute to our long-term success, induce performance consistent with clearly defined corporate goals and align our executives’ long-term interests with those of our shareholders. We did not identify specific metrics against which we measured the performance of our executive officers. Our decisions on compensation for our executive officers were based primarily upon our assessment of each individual’s performance. We relied upon judgment and not upon rigid guidelines or formulas in determining the amount and mix of compensation elements for each executive officer. Factors affecting our judgment include the nature and scope of the executive’s responsibilities and effectiveness in leading our initiatives to achieve corporate goals.

Mr. Freeman, our Chief Executive Officer, as the manager of the members of the executive team, assessed the individual contribution of each member of the executive team other than himself and, where applicable, made a recommendation to the Compensation Committee with respect to any merit increase in salary, cash bonus, and option awards. The Compensation Committee evaluated, discussed and modified or approved these recommendations and conducted a similar evaluation of Mr. Freeman’s contributions to the Company.

During 2014 and beyond, our objective will be to provide overall compensation that is appropriate given our business model and other criteria to be established by the Compensation Committee. Some of the elements of the overall compensation program are expected to include competitive base salaries, short-term cash incentives and long-term incentives in the form of options to purchase shares, if available.

We expect that our Chief Executive Officer, as the manager of the members of the executive team, will continue to assess the individual contributions of the executive team and make a recommendation to the Compensation Committee with respect to any merit increase in salary, cash bonus pool allocations and the award of options to purchase shares. The Compensation Committee will then evaluate, discuss and modify or approve these recommendations and conduct a similar evaluation of the Chief Executive Officer’s contributions to corporate goals and achievement of individual goals.

Compensation Policies and Risk Management

The Compensation Committee and management periodically undertake a risk assessment of the Company’s compensation policies and practices, including a review of trends and developments in executive pay. The Compensation Committee does not believe that the Company’s compensation policies and practices motivate imprudent risk taking or are reasonably likely to cause a material adverse effect upon Dataram’s business and operations. In this regard, the Company notes, among other things, that the Company does not offer significant short-term incentives that might drive high-risk behavior at the expense of long-term Company value and that stock option awards to directors and management seek to align the interests of these individuals with the Company’s long-term growth goals.

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Role of Executive Officers and Compensation Consultants

Our Chief Executive Officer supports the Compensation Committee in its work by providing information relating to our financial plans, performance assessments and recommendation for compensation of our executive officers. Mr. Freeman, while not a member of the Compensation Committee, is a member of the Board of Directors. The Compensation Committee has not in recent years engaged any third-party consultant to assist it in performing its duties, though it may elect to do so in the future.

Principal Elements of Executive Compensation

Our executive compensation program currently consists of the three components discussed below. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the relevant factors associated with each executive are reviewed on a case-by-case basis to determine the appropriate level and mix of compensation.

Base Salaries. The salaries of our Chief Executive Officer and our other executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation for similar positions based on information available to the Compensation Committee. We believe that our base salary levels are consistent with levels necessary to achieve our compensation objective, which is to maintain base salaries competitive with the market. We believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers. Any base salary adjustments are expected to be based on competitive conditions, market increases in salaries, individual performance, our overall financial results and changes in job duties and responsibilities.

Annual Bonus Compensation. We maintain an annual bonus program. The award of bonuses to our executive officers is the responsibility of the Compensation Committee and is determined on the basis of individual performance. The annual bonus program is designed to reward performance in a way that furthers key corporate goals and aligns the interests of management with our annual financial performance.

Long-Term Incentive Compensation. In the past, the Company has awarded stock options to executive officers under various stock option plans. Currently the Company’s only option plan allows the award of options to purchase shares of common stock to employees (other than executive officers) of, and consultants to, the Company. However, if the proposal to adopt the 2014 Plan is approved, there will be a reservation of 250,000 shares of common stock to be issued to key employees.

Share Ownership Guidelines

We currently do not require our directors or executive officers to own a particular amount of our shares, although we do have a policy against directors or officers taking a short position in the Company’s stock.

Perquisites

Our executive officers participate in the same 401(k) plan and the same life and health group insurance plans, and are entitled to the same employee benefits, as our other salaried employees. In addition, some of our executive officers receive an automobile allowance as described in the Summary Compensation Table.

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Post-Termination Protection and Change in Control

We have employment agreements with Messrs. Freeman, Duncan and Sheerr. The agreements with Messrs. Freeman and Duncan each provide for the payment of one year’s salary upon early termination in lieu of payments under the Company general severance policy; Mr. Sheerr’s agreement provides for the payment of six months’ salary.

Financial Restatements

The Compensation Committee has not adopted a policy with respect to whether we will make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. Our Compensation Committee believes that this issue is best addressed when the need actually arises, when all of facts regarding the restatement are known.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code places a limit, subject to certain exceptions, of $1 million on the amount of compensation that we may deduct from the U.S. source income in any one year with respect to our Chief Executive Officer, our Chief Financial Officer and each of our next three most highly paid executive officers.

We account for equity compensation paid to our employees, i.e. stock option awards, under the rules of FASB ASC, which requires us to estimate and record an expense for each award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Summary

The Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns our executive officers’ interests with those of our shareholders. The Compensation Committee also believes that the compensation of our executives is both appropriate and responsive to the goal of improving shareholder value.

Compensation Committee Report

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended April 30, 2014.

Thomas A. Majewski, Chairman

Rose Ann Giordano

Michael E. Markulec

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Summary Compensation

The following table sets forth the compensation paid for the fiscal years ended April 30, 2014, 2013 and 2012 to the Company’s Chief Executive Officer, the Chief Financial Officer and the Company’s other executive officers (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

(In Dollars)

Name and Principal Position	Fiscal Year	Salary	Bonus	Other(1)	Option Awards(2)	Other Compensation(3)	Total
John H. Freeman, President & Chief Executive Officer	2014	$275,000	$0	$0	$0	$12,375	$287,375
	2013	275,000	0	0	0	12,375	287,375
	2012	275,000	0	0	0	12,375	287,375

Marc P. Palker, Chief Financial Officer(4)		-	-	-	-	-	-

Jeffrey H. Duncan V.P. - Manufacturing & Engineering	2014	$199,032	$4,000	7,800	0	$8,996	$219,828
	2013	199,032	4,000	7,800	0	8,956	219,788
	2012	199,032	21,000	7,800	0	8,956	236,788

Anthony M. Lougee, Controller	2014	$129,000	$5,000	$0	$0	$5,805	$139,805
	2013	129,000	12,000	0	0	5,805	146,805
	2012	128,308	15,000	0	0	5,774	149,081

David S. Sheerr, General Manager – Micro Memory Bank	2014	$200,000	$0	$0	$0	$9,000	$209,000
	2013	200,000	0	0	5,750	9,000	214,750
	2012	200,000	20,000	0	53,100	9,000	282,100

__________

(1)	Automobile allowances.
(2)	We measure the fair value of stock options using the Black-Scholes option pricing model based upon the market price of the underlying common stock as of the date of grant, reduced by the present value of estimated future dividends, using an expected quarterly dividend rate of $0 in fiscal years 2014, 2013 and 2012. Risk-free interest rates ranging from [0.5% to 5.0%] were used. For fiscal years 2013 and 2012, option values for Mr. Sheerr’s option grants were $0.345 and $0.53, respectively. All option awards and option values have been adjusted to reflect the reverse 1-for-6 stock split which was effective March 18, 2013.
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(3)	Payments by the Company to a plan trustee under the Company’s Savings and Investment Retirement Plan, a 401(k) plan. The Company does not have a pension plan.
(4)	Mr. Palker was the director of CFO Consulting Partners, LLC from March 2010 to December 2013. During the performance of his duties as Chief Financial Officer, Mr. Palker served as director of CFO Consulting Partners and the Company compensated Mr. Palker as a consultant through CFO Consulting Partners LLC. Mr. Palker has also been the principal of MPP Associates, Inc. since February 2010, and as of January 1, 2014, the Company began compensating him as a consultant through MPP Associates. As a result, Mr. Palker does not receive any compensation directly from the Company and does not participate in any of the Company’s employee benefit plans. The Company compensated CFO Consulting Partners for Mr. Palker’s services at the rate of $200 per hour and now compensates MPP Associates for Mr. Palker’s services at the rate of$15,000 per month. Such payments totaled approximately $65,334 for the period of January 1, 2014 to April 30, 2014 to MPP Associates and $175,566 for the period of May 1, 2013 to December 31, 2013 and $286,600 for the fiscal year ended April 30, 2013 to CFO Consulting Partners. The total compensation for year ended April 30, 2014 was $240,900.

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GRANTS OF PLAN-BASED AWARDS

There were no grants of plan-based awards to Named Executive Officers of the Company in the Company’s fiscal year ended April 30, 2014.

The Company does not presently have any equity incentive plan other than its 2011 Stock Option Plan and does not have a non-equity incentive plan other than the bonus pool. The size of grants under the 2011 Stock Option Plan and the bonus pool are not predetermined in accordance with an incentive award. As of August 1, 2014, 8,333 shares remain available for issuance under the 2011 Stock Option Plan.

Salary and bonus constituted approximately 95% of total compensation for the Named Executive Officers in fiscal 2014. Options granted to Mr. Sheerr are five year options exercisable one year after the grant date. All options granted are at an exercise price equal to the closing market price of the Company’s common stock on the date of grant. No dividends are paid or accrued with respect to options for the benefit of employees prior to the date of option exercise.

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Outstanding Options

The following table sets forth information concerning outstanding stock options at the fiscal year-end April 30, 2014.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Un-exercisable(1)	Option Exercise Price($)(1)	Option Expiration Date

John H. Freeman
2009	25,000	0	19.20	05/07/2018
2010	30,000	0	15.42	09/24/2019

Jeffrey H. Duncan
2009	1,333	0	11.94	09/25/2018
2010	16,667	0	15.42	09/24/2019

Anthony M. Lougee
2010	1,000	0	15.42	09/24/2014

David Sheerr(2)
2010	8,333	0	15.42	09/24/2014
2011	16,667	0	10.56	09/23/2015
2012	16,667	0	6.36	09/22/2016
2013	0	16,667	4.14	07/18/2017

___________

(1)	The number of securities underlying unexercised options and option prices have been adjusted to reflect the reverse 1-for-6 stock split effective March 18, 2013.
(2)	Options granted to Mr. David S. Sheerr were made pursuant to an employment agreement the Company entered into with him concurrent with the Company’s acquisition of certain assets of Micro Memory Bank, Inc. from Mr. Sheerr on March 31, 2009. Options granted to Mr. Sheerr are five year options exercisable one year after the grant date.

All options granted are at an exercise price equal to the closing market price of the Company’s common stock on the date of grant.

Option Exercises

There were no stock option exercises by Named Executive Officers during the fiscal year ended April 30, 2014.

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EQUITY COMPENSATION PLAN INFORMATION AT APRIL 30, 2014

Plan Category	Number of Securities to be issued upon exercise of outstanding options(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1) (c)
Equity compensation plans approved by security holders	311,575	$12.40	8,333

Equity compensation plans not approved by security holders	0	-	0

Total	311,575	$12.40	8,333

___________

(1)	The number of securities to be issued upon exercise of outstanding options, securities remaining available for future issuance and weighted average exercise price have been adjusted to reflect the reverse 1-for-6 stock split effective March 18, 2013.

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EMPLOYMENT AGREEMENTS

On May 7, 2008, the Company’s Board of Directors appointed John H. Freeman to the position of President and Chief Executive Officer of the Company. The Board of Directors agreed to hire Mr. Freeman as President and Chief Executive Officer for a term of one year, with automatic renewal terms of one year each. Mr. Freeman’s base salary is $275,000 annually. He is eligible biannually for a bonus of up to 50% of his base salary, as determined by a review of the Company’s Compensation Committee, and also for a year-end bonus at the conclusion of the fiscal year if his performance exceeds expectations. Mr. Freeman receives three weeks paid vacation and is entitled to participate in any of the Company’s present and future life insurance, disability insurance, health insurance, and similar plans as well.

The Board of Directors hired Mr. Freeman based on the agreement that he accepts certain non-solicitation, non-competition and non-disparagement restrictions.

Jeffrey H. Duncan entered into an employment agreement with the Company as of February 1, 2005. The agreement continues on a year to year basis until terminated by the Company on thirty (30) days’ notice before April 30th of each year. The current annual base compensation under the agreement is $199,032, which is subject to annual review by the Board of Directors. In addition, Mr. Duncan will receive a bonus based upon a formula which shall be reviewed and approved annually by the Board of Directors. The agreement may be terminated by the Company for cause and expire upon the death or six months after the onset of the disability of Mr. Duncan. In the event of termination or non-renewal, Mr. Duncan is entitled to one year’s base salary at the current rate plus a pro rata bonus for the current year. The agreement contains terms concerning confidentiality, post-employment restrictions on competition and non-solicitation of Company employees.

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PRINCIPAL ACCOUNTANTS FEES AND SERVICES

The following table sets forth the aggregate fees billed to the Company for the last two fiscal years by the Company’s independent accounting firm CohnReznick LLP (formerly J.H. Cohn LLP) for professional services:

	2014	2013
Audit Fees	$162,726	$150,129
Audit related fees (1)	15,500	15,500
Tax fees (2)	0	0
Total fees	$178,226	$165,229

__________

(1)	Consists principally of the audit of the financial statements of the Company’s employee benefit plan.
(2)	Consists principally of fees for tax consultation and tax compliance services, including foreign jurisdictions.

All non-audit fees of an auditor must be pre-approved by the Audit Committee of the Board of Directors unless the amount is less than 5% of the amount of revenues to the auditor in the previous fiscal year or was not regarded as a non-audit fee at the time it was contracted for. In either event, the fee must be submitted to the Audit Committee for its approval before the completion of the audit. In the previous fiscal year, all Audit Related Fees, all Tax Fees and all Other Fees were pre-approved by the Audit Committee pursuant to this policy.

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REPORT OF THE AUDIT COMMITTEE

Pre-approval by the Audit Committee of all non-audit services performed by the Company’s independent accountants is now required by law. Where urgent action is required, the Chairman of the Committee may give this approval subject to confirmation of this decision by the full Committee at its next meeting.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended April 30, 2014 with management.

The Audit Committee has discussed with CohnReznick LLP the matters required to be discussed in Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1 AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T).

The Audit Committee has received the written disclosures and the letter from CohnReznick LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No 1., Independence Discussion with Audit Committee, as adopted by the Public Company Accounting Oversight Board in Rule 3200T), as amended, and has discussed with CohnReznick LLP that firm’s independence from the Company.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2014 for filing with the Securities and Exchange Commission.

Thomas A. Majewski, Chairman

Rose Ann Giordano

Michael E. Markulec

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OTHER MATTERS

Should any other matter or business be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holder. The Company does not know of any such other matter or business.

PROPOSALS OF SECURITY HOLDERS AT 2015 ANNUAL MEETING

Any shareholder wishing to present a proposal which is intended to be presented at the 2015 Annual Meeting of Shareholders should submit such proposal to the Company at its principal executive offices no later than April 15, 2015. It is suggested that any proposals be sent by certified mail, return receipt requested.

BOARD OF DIRECTORS

The Board of Directors has a process for shareholders to communicate with directors. Shareholders should write to the President at the Company’s mailing address and specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the President, to matters on the Board’s agenda.

The Board of Directors of the Company met five times during the last fiscal year. It is the policy of the Board that all members will attend the Annual Meeting of Shareholders and all members of the Board attended last year’s meeting.

The Board of Directors has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, whose members are Thomas A. Majewski, Rose Ann Giordano and Michael E. Markulec. This Committee met four times during the last fiscal year. The principal functions of the Audit Committee are evaluation of work of the auditors, review of the accounting principles used in preparing the annual financial statements, review of internal controls and procedures and approval of all audit and non-audit services of the auditor. The Company’s Board of Directors has adopted a written charter for the Audit Committee which may be viewed at the Company’s website, www.dataram.com. Each member of the Audit Committee is “independent” within the meaning of the NASDAQ listing standards. The Board of Directors has determined that Mr. Majewski is a “financial expert” within the meaning of those standards and an “audit committee financial expert” within the meaning of Item 401(h) of SEC Regulation S-K and is “independent” as that term is used in Item 7(d)(3)(iv) of Schedule 14A of the Proxy Rules.

The Board of Directors has a Compensation Committee whose members are Thomas A. Majewski, Rose Ann Giordano and Michael E. Markulec, all of whom are “independent” within the meaning of the NASDAQ listing standards. This Committee relies upon the advice of the Company’s chief executive officer who makes recommendations both concerning director compensation and the compensation of other executive officers. This Committee meets as required. The principal functions of the Compensation Committee are to recommend to the Board of Directors the compensation of directors and the executive officers and to establish and administer various compensation plans, including the stock option plan. The Compensation Committee does not have a written charter.

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The Board of Directors has a Nominating Committee whose members are Rose Ann Giordano and Michael E. Markulec, all of whom are “independent” within the meaning of the NASDAQ listing standards. This Committee meets as required. The principal function of this Committee is the recommendation to the Board of Directors of new members of the Board of Directors. The members of the Nominating Committee are “independent” within the meaning of the NASDAQ listing standards. The Board of Directors has adopted a charter for the Nominating Committee, which may be viewed at the Company’s website, www.dataram.com. In addition, the Nominating Committee also considers diversity with respect to viewpoint, skills and experience in determining the appropriate composition of the Board and identifying director nominees. The Board is committed to following the Company’s policy of non-discrimination based on gender, race, age, religion or national origin. The Board believes that its policies are effective in identifying and enlisting candidates that will best fulfill the Board’s and the Company’s needs at the time of the search. In years in which the Board considers that the selection of a new director would be desirable, the Nominating Committee solicits recommendations from the directors and the executive officers. The Nominating Committee will also consider recommendations made by shareholders. From these recommendations, the Committee selects a small group to be interviewed. The Nominating Committee then makes a recommendation to the full Board. Shareholders desiring to make such recommendations should write directly to the Committee at the Company’s executive offices at P.O. Box 7528, Princeton, New Jersey 08543-7528.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Securities and Exchange Commission requires that the Company report to shareholders the compliance of directors, executive officers and 10% beneficial owners with Section 16(a) of the Exchange Act. This provision requires that such persons report on a current basis most acquisitions or dispositions of the Company’s securities. Based upon information submitted to the Company, all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year.

MISCELLANEOUS

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy, including broker solicitation fees and accountants’ and attorneys’ fees in connection therewith, will be borne by the Company. The amount is expected to be the amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers. Solicitation of proxies will be made by mail, but regular employees may solicit proxies by telephone or otherwise.

Please date, sign and return the accompanying proxy at your earliest convenience. No postage is required for mailing in the United States.

By Order of the Board of Directors.

Marc P. Palker, Secretary

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ANNUAL REPORT ON FORM 10-K

Upon the written request of a shareholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the year ended April 30, 2014, including the financial statements and schedules and documents incorporated by reference therein but without exhibits thereto, as filed with the Securities and Exchange Commission. The Company will furnish any exhibit to the Annual Report on Form 10-K to any shareholder upon request and upon payment of a fee equal to the Company’s reasonable expenses in furnishing such exhibit. All requests for the Annual Report on Form 10-K or its exhibits should be addressed to Chief Financial Officer, Dataram Corporation, P.O. Box 7528, Princeton, New Jersey 08543-7528.

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EXHIBIT A

Certificate of Amendment to
Certificate of Incorporation of Dataram Corporation

Pursuant to the provisions of Section 14-A:9-2(4) and Section 14.A:9-4(3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Restated Certificate of Incorporation:

1.     The name of the corporation is “Dataram Corporation.”

2.     The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the ________ day of ______________, 2014.

3.     The number of shares outstanding at the time of the adoption of the amendment was: [______________]. The total number of shares entitled to vote thereon was: [_______________] shares of Common Stock.

4.     The number of shares voting for and against such amendment is as follows:

Number of Shares Voting for Amendment: [__________________].

Number of Shares Voting Against Amendment: [__________________].

Resolved, that Restated Articles of the Certificate of Incorporation be amended to read as follows:

5.      SIXTH: The total number of shares of common stock that may be issued by the Company is 54,000,000 shares, each having a par value of $0.01 and the total number of shares of preferred stock that may be issued by the Company is 5,000,000 shares, each having a par value of $0.01.

All or any part of said shares of common stock and preferred stock may be issued by the Company from time to time, for such consideration as may be fixed by the Board of Directors as provided by law.

PROVISIONS RELATING TO PREFERRED STOCK.

1. The preferred stock may be issued, from time to time, in one or more series, each of such series to have such designation and such relative voting, dividend, liquidation, conversion and other rights, preferences and limitations as are stated and expressed herein and in such amendment or amendments to the Certificate of Incorporation establishing such series as are adopted by the Board of Directors as hereinafter provided and as are not inconsistent with this Article Sixth.

2. Authority is hereby expressly vested in and granted to the Board of Directors of the Corporation, subject to the provisions of this paragraph 2, to adopt an amendment or amendments to the Certificate of Incorporation dividing the shares of preferred stock into one or more series and, with respect to each such series, fixing the following:

(a) The number of shares to constitute such series and the distinctive designation thereof;

(b) The annual dividend rate on the shares of such series and the date or dates from which dividends shall be accumulated as herein provided;

(c) The times when and the prices at which shares of such series shall be redeemable, the limitations and restrictions with respect to such redemptions and the amount, if any, in addition to any accumulated dividends thereon which the holders of shares of such series shall be entitled to receive upon the redemption thereof, which amount may vary at different redemption dates and may differ in the case of shares redeemed through the operation of any purchase, retirement or sinking fund from the case of shares otherwise redeemed;

(d) The amount, if any, in addition to any accumulated dividends thereon which the holders of shares of such series shall be entitled to receive upon the liquidation, dissolution or winding up of the Corporation, which amount may vary depending on whether such liquidation, dissolution or winding up voluntary or involuntary and, if voluntary, may vary at different dates;

(e) Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, the extent to and manner in which such purchase, retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or for other corporate purposes and the terms and provisions relative to the operation of the said fund or funds;

(f) Whether or not the shares of such series shall be convertible into shares of stock of any other class or classes, or of any other series of preferred stock or series of other class of shares, and if so convertible, the price or prices, the rate or rates of conversion and the method, if any, of adjusting the same;

(g) The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distribution on, and upon the purchase, redemption or other acquisition by the Corporation or any subsidiary of, the Common Stock, or (with the exception of the preferred stock) any other class or classes of stock of the Corporation ranking on a parity with or junior to the shares of such series either as to dividends or upon liquidation;

(h) The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or of any subsidiary, or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation;

(i) The voting powers, if any, of the series;

(j) Such other preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions, as shall not be inconsistent with this Article Sixth.

3. The Board of Directors also shall have authority to change the designation of shares, or the relative rights, preferences and limitations of the shares, of any theretofore established series of preferred stock, no shares of which have been issued, and further, the Board shall have authority to increase or decrease the number of shares of any series previously determined by it (provided, however, that the number of shares of any series shall not be decreased to a number less than that of the shares of that series then outstanding).

6.     This Certificate of Amendment shall become effective immediately upon filing with the State of New Jersey.

By: __________________________________

Dated this _____ day of _____________, 2014

May be executed by the President or the Chief Financial Officer

EXHIBIT B:

DATARAM CORPORATION

CERTIFICATE OF DESIGNATIONS

DATARAM CORPORATION, a New Jersey corporation (the “Corporation”), does hereby certify that:

FIRST: That pursuant the Certificate of Amendment of the Certificate of Incorporation duly filed on October [___], 2014 (the “Certificate”), Article SIXTH of the Certificate states the Corporation is authorized to issue up to 5,000,000 shares of preferred stock in one or more series as may be determined from time to time by the Board of Directors, each of such series to be distinctly designated.

SECOND: That pursuant to the authority so vested in the Board of Directors by the Certificate, the Board of Directors by Unanimous Consent of Directors effective as of August 18, 2014, approved and adopted the following resolutions:

RESOLVED, that the number of shares of preferred stock, designated as Series A Stock, shall be 1,300,000 (“Series A Stock”), all of which the Corporation may issue;

RESOLVED, that the rights and preferences of the Series A Stock set forth in Exhibit A attached hereto are hereby approved and such Exhibit A shall be filed with the Secretary of State of the State of New Jersey.

THIRD: That the said resolutions of the Board of Directors, and authorization thereby of issuance of shares of the Series A Stock and the determination of the rights and preferences of such preferred stock were duly made by the Board of Directors pursuant to authority as aforesaid and in accordance with the Corporations Act of the State of New Jersey.

WITNESS WHEREOF, the Corporation has made under its corporate seal and the hands of its authorized officers, the foregoing certificate, and the said President and Secretary have hereunto set their hands and caused the corporate seal of the said corporation to be hereunto affixed this [__]th day of October, 2014.

DATARAM CORPORATION

a New Jersey Corporation

/s/ John H. Freeman

John H. Freeman

President and Chief Executive Officer

ATTEST:

/s/ Marc P. Palker

Marc P. Palker

Secretary

Exhibit A

The following is a statement of the voting powers and the designations, preferences, and other special rights, and the qualifications, limitations, or restrictions, in respect of the Corporation’s Series A Preferred Stock, $0.01 par value per share (“Series A Stock”).

A.      Terms of the Series A Stock.

1.      Designation and Number. A series of preferred stock, designated the “Series A Stock”, is hereby established. The number of authorized shares of Series A Stock shall be 1,300,000.

2.      Maturity. The Series A Stock has no stated maturity and will not be subject to any sinking fund or mandatory redemption.

3.       Dividends.

(a)      Dividends in Kind. Holders of Series A Stock (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive, and the Corporation shall pay, out of funds of the Corporation legally available for payment, preferential cumulative dividends at the rate of 8% per annum (equivalent to a fixed annual amount of $0.40 per share) (the “Dividend Payments”) of the stated value of $5.00, payable in arrears on the fifteenth (15th) calendar day of each quarter (the “Dividend Payment Date”), beginning on January [__], 2014 with respect to the period beginning on the Original Issue Date (as defined below) and ending on December [__], 2015, in duly authorized, validly issued, fully paid and non-assessable shares of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”). The Common Stock to be issued as Dividend Payments shall be valued at the volume weighted average price (the “VWAP”) of the Common Stock over a ten (10) consecutive trading days ended on the second trading day immediately preceding the Dividend Payment Date.

(b)      Dividend Calculations; Late Fees. Dividends on the Series A Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue commencing on the date of the first issuance of any shares of Series A Stock (the “Original Issue Date”). Dividends shall cease to accrue with respect to any Series A Stock converted, provided that the Corporation actually delivers the shares of Common Stock issuable upon conversion of the shares of Series A Stock (the “Conversion Shares”) within the time period required by Subsection 7(b) herein. Any dividends that are not paid within three Trading Days (as defined below) following a Dividend Payment Date shall continue to accrue and shall entail a late fee, at a rate of 18% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment of the dividend in full. So long as any Series A Stock shall remain outstanding, the Corporation shall not make any distribution upon any shares of Common Stock as long as any dividends due on the Series A Stock remain unpaid, nor shall any monies or capital stock be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any shares of Common Stock or any shares junior to or pari passu with the Series A Stock. Any dividend payment made on the Series A Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable. Dividends on the Series A Stock will accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, whether or not such dividends are declared and whether or not such dividends are prohibited by agreement.

4.      Liquidation Preference.

Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (each, a “Liquidation Event”), the Holders of Series A Stock are entitled to be paid out of the assets of the Corporation legally available for distribution to its shareholders a liquidation preference of $5.00 per share (the “Liquidation Preference”, or the “Stated Value”) in cash or property at its fair market value as determined by the Board of Directors of the Corporation, plus an amount equal to any accrued and unpaid dividends to the date of payment, before any distribution of assets is made to holders of the Corporation’s Common Stock or any other class or series of capital stock of the Corporation that ranks junior to the Series A Stock as to liquidation rights, including any other class or series of shares of the Corporation hereafter authorized over which the Series A Stock has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation. The Corporation will promptly provide to the Holders written notice of any event triggering the right to receive such Liquidation Preference. After payment of the full amount of the Liquidation Preference, plus any accrued and unpaid dividends to which they are entitled, the Holders will be entitled to a pro-rata distribution of the remaining assets of the Corporation, on the same terms and with the same rights as the holders of the Corporation’s Common Stock, on an as-converted basis. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation, trust or entity with or into the Corporation, the sale, lease or conveyance of all or substantially all of the property or business of the Corporation or a statutory share exchange, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation, unless a liquidation, dissolution or winding up of the Corporation is effected in connection with, or as a step in a series of transactions by which, a consolidation or merger of the Corporation is affected.

5.      Redemption. The Corporation may not redeem the Series A Stock, in whole or in part.

6.      Voting Rights.

(a)      Negative Covenants. So long as any shares of Series A Stock remain outstanding or a Holder has an exercisable put option pursuant to the Definitive Agreement, the Corporation will not, without the affirmative vote or consent of the holders of Series A Stock entitled to cast at least ninety percent (90%) of the votes entitled to be cast by the holders of the Series A Stock, given in person or by proxy, either in writing or at a meeting (voting separately as a class):

(i)      amend, alter or repeal the provisions of the Corporation’s Certificate of Incorporation, Bylaws or Certificate of Designations, whether by merger, consolidation or otherwise;

(ii)      authorize, create or issue any class or series of capital stock or rights to subscribe to or acquire any class or series of capital stock or any class or series of capital stock convertible into any class or series of capital stock, in each case ranking senior or pari passu to the Series A Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, or reclassify any shares of capital stock into any such shares;

(iii)      increase the authorized amount of any class or series of capital stock of the Corporation;

(iv)      authorize the payment of any dividends or distributions on any class or series of capital stock other than those dividends to which holders of Series A Stock are entitled under subsection 3 hereto;

(v)      redeem or repurchase any shares of Common Stock or preferred stock except purchases at cost upon termination of services of an employee of, or consultant to, the Corporation or pursuant to the exercise by the Corporation of contractual rights of first refusal over any such shares;

(vi)      consumate any Liquidation Event;

(vii)      increase or decrease the size of the Corporation’s Board of Directors; or

(viii)      take any other action that may result in any adverse change to the rights, preferences, and privileges of the holders of Series A Stock.

(b)      Board of Directors. Except as set forth in subsection 6(a) herein, Holders will be entitled to voting rights on an as-converted to Common Stock basis; provided, however, that, solely for the purposes of determination of voting rights under this Subsection 6, the Market Price (as defined below) shall be the conversion price per share of Common Stock at which the Series A Stock is convertible into shares of Common Stock. “Market Price” shall mean the closing bid price of the Common Stock on the date immediately preceding the date upon which the Corporation first entered into a definitive agreement for the sale and issuance of Series A Stock (the “Definitive Agreement”). Except as specified in this Subsection 6, or as otherwise required by applicable law, Holders will not have any additional voting rights as a series or class. At any time, before, on or after the Original Issue Date, a Holder for itself only, may limit the amount of “as-converted to Common Stock” shares such Holder may vote pursuant to this Section 6(b) to an amount not in excess of the amount of shares of Common Stock that could be issued to such Holder without exceeding the Beneficial Ownership Limitation.

7.      Conversion.

(a)      Subject to and upon compliance with the provisions of this Subsection 7, a Holder shall have the right, at the Holder’s option, at any time, to convert such shares of Series A Stock, in whole or in part, into the number of authorized but previously unissued shares of Common Stock and accrued dividends obtained by dividing the aggregate Stated Value of such shares by $2.50, the conversion price per share of Common Stock at which the Series A Stock is convertible into shares of Common Stock, as such price may be adjusted pursuant to Subsection 8 (the “Conversion Price”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series A Stock to be converted, the number of shares of Series A Stock owned prior to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

(b)      Not later than three (3) Trading Days (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder, a certificate or certificates representing the Conversion Shares representing the number of Conversion Shares being acquired upon the conversion of the Series A Stock. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such conversion, in which event the Corporation and the Holder shall promptly return to the Corporation the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice. The aforedescribed rescission notwithstanding, the Holder will be entitled to liquidated and other damages, if any. “Trading Day” shall mean any day on which the securities in question are traded on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market, or if such securities are not quoted on the NASDAQ National Market, in the applicable securities market in which the securities are traded.

(c)      No fractional shares or scrip representing fractions of Common Stock shall be issued upon conversion of the Series A Stock. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of a share of Series A Stock, the Corporation shall pay to the Holder of such share an amount in cash based upon the Current Market Price of Common Stock on the Trading Day immediately preceding the date of conversion. “Current Market Price” of the Common Stock of the Corporation for any day shall mean the last reported sales price on such day or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, in either case as reported on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such security is not quoted on the NASDAQ National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any AMEX member firm regularly making a market in such security and selected for such purpose by the Board of Directors of the Corporation or, if such security is not so listed or quoted, as determined in good faith at the sole discretion of the Board of Directors of the Corporation, which determination shall be final, conclusive and binding. If more than one share of Series A Stock shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Stock so surrendered.

(d)      If the Corporation fails to deliver to a Holder such certificate or certificates pursuant to Section 7(b) on the third Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as penalty, for each $5,000 of Stated Value of Series A Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after such third Trading Day after the Share Delivery Date until such certificates are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, in law or in equity including, without limitation, a decree of specific performance and/or damages pursuant to any other Section hereof or under applicable law.

(e)      In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable certificate or certificates by the Share Delivery Date pursuant to Section 7(b), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series A Stock equal to the number of shares of Series A Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 7(b). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of shares of Series A Stock as required pursuant to the terms hereof.

(f)      The Corporation shall not affect any conversion of the Series A Stock, and a Holder shall not have the right to convert any portion of the Series A Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining unconverted Stated Value of the Series A Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series A Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 7(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 7(f) applies, the determination of whether the Series A Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series A Stock are convertible shall be deemed to be such Holder’s determination of whether the shares of Series A Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series A Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulation promulgated thereunder. For purposes of this Section 7(f), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series A Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99%, unless a Holder elects on its signature page to the Definitive Agreement a different amount for its own Beneficial Ownership Limitation of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Series A Stock held by the applicable Holder. A Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 7(f) applicable to its Series A Stock. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 7(f) to correct this paragraph (or any portion thereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to any successor holder of Series A Stock.

8.      Certain Adjustments

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Series A Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock, or on any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents”) (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series A Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Subsection 8(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b)      Subsequent Equity Sales. If, at any time while this Series A Stock is outstanding, the Corporation sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Subsection 8(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Subsection 8(b), upon the occurrence of any Dilutive Issuance, the holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

(c)      Subsequent Rights Offerings. If the Corporation, at any time while Series A Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock that are exercisable at a price per share that is lower than the Conversion Price (such lower price, the “Rights Conversion Price”) , then the Conversion Price shall be reduced to equal the Rights Conversion Price. If the Corporation shall issue rights, options or warrants to all holders of Common Stock where the Rights Conversion Price is lower than VWAP but greater than the Conversion Price on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

(d)      Pro Rata Distributions. If the Corporation, at any time while this Series A Stock is outstanding, distributes to all holders of Common Stock evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Subsection 8(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(e)      Fundamental Transaction. If, at any time while this Series A Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series A Stock is convertible immediately prior to such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder of Series A Stock shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and any applicable transaction documents (as defined in the Purchase Agreement) in accordance with the provisions of this Subsection 8(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder of this Series A Stock, deliver to the Holder in exchange for this Series A Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series A Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Series A Stock (without regard to any limitations on the conversion of this Series A Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series A Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

(f)      Calculations. All calculations under this Subsection 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Subsection 8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(g)      Notice to the Holders.

(i)      Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Subsection 8, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii)      Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series A Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the sum of the Stated Value of this Series A Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(h) Transfer Agent Certificate. Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly file with the transfer agent of the Corporation an officer’s certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Price, setting forth the adjusted Conversion Price and the effective date on which such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each share of Series A Stock at such holder’s last address as shown on the share records of the Corporation. No adjustment in the Conversion Price shall be made by the Company unless such reduced Conversion Price shall be in effect for a period of at least 10 business days.

(i) Other Actions Affecting Holders. If the Corporation shall take any action affecting the Common Stock, other than an action described in this subsection 8, that in the opinion of the Board of Directors of the Corporation would materially and adversely affect the conversion rights of the Holders, the Conversion Price for the Series A Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors of the Corporation, in its reasonable discretion, may determine to be equitable under the circumstances.

(j)      Reserved Common Stock for Conversion. The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of effecting conversion of the Series A Stock and paying dividends with shares of Common Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding Series A Stock not theretofore converted and payment with shares of Common Stock of the maximum amount of dividends which may accrue through four years after the Original Issue Date. For purposes of this paragraph (j), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding Series A Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

The Corporation covenants that any Common Stock issued upon conversion of the Series A Stock shall be validly issued, fully paid and nonassessable. Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value of the Common Stock deliverable upon conversion of the Series A Stock, the Corporation will take any action that, in the opinion of its counsel, may be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable Common Stock at such adjusted Conversion Price.

(k)      Transfer Tax. The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Stock or other securities or property on conversion of the Series A Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Stock or other securities or property in a name other than that of the holder of the Series A Stock to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

(l)      No Reissuance. After a share of Series A Stock has been converted or redeemed, it shall not be reissued.

In addition to the foregoing adjustments, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required herein, as it in its discretion considers to be advisable in order that any share distributions, subdivisions of shares, reclassification or combination of shares, distribution of rights, options, warrants to purchase shares or securities, or a distribution of other assets (other than cash distributions) will not be taxable or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

9.      Certificate of Incorporation and Bylaws. The rights of all Holders of the Series A Stock and the terms of the Series A Stock are subject to the provisions of this Certificate of Designations, the Certificate of Incorporation and the Bylaws of the Corporation.

B.      Exclusion of Other Rights Except as may otherwise be required by law, the Series A Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designations (as such may be amended from time to time) and in the Corporation’s Certificate of Incorporation. The Series A Stock shall have no preemptive or subscription rights.

C.      Headings of Subdivisions The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

D.      Severability of Provisions If any voting powers, preferences or relative, participating, optional and other special rights of the Series A Stock or qualifications, limitations or restrictions thereof set forth in this Certificate of Designations (as such may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series A Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Designations (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences or relative, participating, optional or other special rights of Series A Stock or qualifications, limitations and restrictions thereof shall be given such effect. None of the voting powers, preferences or relative participating, optional or other special rights of the Series A Stock or qualifications, limitations or restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special right of Series A Stock or qualifications, limitations or restrictions thereof unless so expressed herein.

EXHIBIT C:

DATARAM CORPORATION

2014 Equity Incentive Plan

I. PURPOSES.

A. Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

B. Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

C. General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

II. DEFINITIONS.

A. “Accountants” means the independent public accountants of the Company.

B. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

C. “Board” means the Board of Directors of the Company.

D. “Change in Control” means (i) a sale, lease or other disposition of all or substantially all of the assets of the Company; (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization; or (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

E. “Code” means the Internal Revenue Code of 1986, as amended.

F. “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

G. “Common Stock” means the common stock of the Company.

H. “Company” means Dataram Corporation, a New Jersey corporation.

I. “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

J. “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

K. “Director” means a member of the Board of Directors of the Company.

L. “Disability” means the inability of a person to perform the major duties of that person’s position with the Company or an Affiliate of the Company because of the sickness or injury of the person for a continuous period of one hundred eighty (180) days.

M. “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

N. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

O. “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

1. If the Common Stock is listed on any established stock exchange or traded on the NASDAQ National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

2. In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

P. “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

Q. “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

R. “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

S. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

T. “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

U. “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

V. “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

W. “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

X. “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

Y. “Plan” means this Dataram 2014 Equity Incentive Plan.

Z. “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

AA. “Securities Act” means the Securities Act of 1933, as amended.

BB. “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

CC. “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

DD. “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

III. ADMINISTRATION.

A. Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Any interpretation of the Plan by the Board and any decision by the Board under the Plan shall be final and binding on all persons.

B. Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

1. To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

2. To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

3. To amend the Plan or a Stock Award as provided in Section 12.

4. Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

C. Delegation to Committee. The Board may delegate administration of the Plan to a Committee or Committees of three (3) or more Outside Directors of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

IV. SHARES SUBJECT TO THE PLAN.

A. Share Reserve. Subject to the provisions of Section XI relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Two Hundred Fifty Thousand (250,000) shares of Common Stock.

B. Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

C. Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

V. ELIGIBILITY.

A. Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

B. Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

C. Consultants.

1. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (a) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (b) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions.

2. Form S-8 generally is available to consultants and advisors only if (1) they are natural persons; (2) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (3) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

VI. OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

A. Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

B. Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

C. Exercise Price of a Nonstatutory Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Nonstatutory Stock Option granted shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

D. Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board.

E. Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

F. Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

G. Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

H. Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date thirty (30) days following the termination of the Optionholder’s Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

I. Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

J. Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement, or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

VII. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

A. Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

1. Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

2. Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

3. Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

B. Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

1. Purchase Price. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price of restricted stock awards shall not be less than eighty-five percent (85%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

2. Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion.

3. Vesting. In accordance with a vesting schedule to be determined by the Board.

4. Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

VIII. COVENANTS OF THE COMPANY.

Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

IX. USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

X. MISCELLANEOUS.

A. Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

B. No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

C. Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

D. Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

XI. ADJUSTMENTS UPON CHANGES IN STOCK.

A. Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

B. Whichever of the foregoing amounts, when taking into account applicable federal, state and local income taxes and the Excise Tax, results in the receipt by such Participant, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax. Unless the Company and such Participant otherwise agree in writing, any determination required under this subsection shall be made in writing in good faith by the Accountants. In the event of a reduction of benefits hereunder, the Participant shall be given the choice of which benefits to reduce. For purposes of making the calculations required by this subsection, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code. The Company and such Participants shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this subsection. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this subsection.

XII. AMENDMENT OF THE PLAN AND STOCK AWARDS.

A. Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

B. Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

C. Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

D. No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

E. Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

XIII. TERMINATION OR SUSPENSION OF THE PLAN.

A. Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

B. No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

XIV. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

XV. CHOICE OF LAW.

     The law of the State of New Jersey shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

ANNUAL MEETING OF SHAREHOLDERS OF

DATARAM CORPORATION

October 29, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The notice of meeting, proxy statement and annual report
are available at www.dataram.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

■    20533333330000000000 0                          101514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4,
“FOR” PROPOSAL 5, “FOR” PROPOSAL 6, and “FOR” PROPOSAL 7, and “FOR” PROPOSAL 8.
.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. Election of Directors:					FOR	AGAINST	ABSTAIN
			2.	Approval of an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: ¡ Richard D. Butler, Jr ¡ John H. Freeman ¡ Jon Isaac ¡ Michael E. Markulec ¡ David A. Moylan	3.	Approval of an amendment to the Certificate of incorporation to designate 1,300,000 shares of Preferred Stock as Series A Preferred Stock	☐	☐	☐
			4.	Authorization of the issuance of securities in accordance with NASDAQ Listing Rule 5635, as more particularly described in the 2014 Bridge Financing Transaction in the proposal	☐	☐	☐
			5.	To authorize the issuance of 1,300,000 shares of Series A Preferred Stock in the Preferred Stock Transaction	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here ●			6.	Authorization of the issuance of securities in the Preferred Stock Transaction in accordance with NASDAQ Listing Rule 5635 as more particularly described in the proposal	☐	☐	☐
			7.	Approval of a Waiver and Consent Agreement in connection with the Preferred Stock Transaction	☐	☐	☐
			8.	Approval of an amendment to 485,775 outstanding warrants to reduce the exercise price by a range between $2.50 and $3.49	☐	☐	☐
			9.	Approval of an amendment to the Certificate of Incorporation to change the par value of the common stock from $1.00 per share to $0.01 per share	☐	☐	☐
			10.	Approval of the 2014 Dataram Corporation Equity Incentive Plan	☐	☐	☐
			11.	Advisory Vote on Executive Compensation	☐	☐	☐
			12.	Ratification of the selection of CohnReznick,LLP to be the independent auditors of the Company for the fiscal year ending April 30, 2015	☐	☐	☐

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and all adjournments thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned sharehholder. If no direction is made, this proxy will be voted “FOR ALL NOMINEES” in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, “FOR” Proposal 5, “FOR” Proposal 6,“FOR” Proposal 7, “FOR” Proposal 8, “FOR” Proposal 9, “FOR” Proposal 10, “FOR” Proposal 11 and “FOR” Proposal 12.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐
Signature of Shareholder Date Signature of Shareholder Date
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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